Exhibit 99.3

PRO FORMA VALUATION UPDATE REPORT
SECOND-STEP CONVERSION

Columbia Financial, Inc. | Fair Lawn, New Jersey

PROPOSED HOLDING COMPANY FOR:
Columbia Bank | Fair Lawn, New Jersey

Dated as of June 30, 2026

RP FINANCIAL, LC.
Advisory | Planning | Valuation

1311-A Dolley Madison Boulevard
Suite 2A
McLean, Virginia 22101
703.528.1700
rpfinancial.com

June 30, 2026

Boards of Directors

Columbia Bank MHC

Columbia Financial, Inc.

Columbia Bank 19-01 Route 208 North

Fair Lawn, New Jersey 07410

Members of the Boards of Directors:

We have completed and hereby provide an updated appraisal of the estimated pro forma market value of the common stock which is to be issued in connection with the two-part transaction described below.

This Appraisal is furnished pursuant to the requirements stipulated in the Code of Federal Regulations and has been prepared in accordance with the 1994 “Guidelines for Appraisal Reports for the Valuation of Savings and Loan Associations Converting from Mutual to Stock Form of Organization” (“Valuation Guidelines”) and applicable regulatory interpretations thereof. These Valuation Guidelines were issued by the Office of Thrift Supervision (“OTS”) and are accepted by the Federal Reserve Board (“FRB”), the Office of the Comptroller of the Currency (“OCC”), and the Federal Deposit Insurance Corporation (“FDIC”). Our original appraisal report, dated February 2, 2026 (the “Original Appraisal”) and previous appraisal update report, dated June 18, 2026 (the “First Update”), are incorporated herein by reference. As in the preparation of our Original Appraisal and First Update, we believe the data and information used herein is reliable; however, we cannot guarantee the accuracy and completeness of such information.

On January 31, 2026, the respective Boards of Directors of Columbia Bank MHC (the ”MHC”) and Columbia Financial, Inc. (“CLBK”) adopted the Plan of Conversion whereby the MHC will convert to stock form. As a result of the conversion, CLBK, which currently owns all of the issued and outstanding common stock of Columbia Bank, Fair Lawn, New Jersey (the “Bank”), will be succeeded by a new Maryland corporation with the name of Columbia Financial, Inc. (“Columbia Financial” or the “Company”). Following the conversion, the MHC will no longer exist. For purposes of this document, the existing consolidated entity will hereinafter also be referred to as Columbia Financial or the Company, unless otherwise identified as CLBK. As of December 31, 2025, the MHC had a majority ownership interest in, and its principal asset consisted of, approximately 73.10% of the common stock (the “MHC Shares”) of CLBK. The remaining 26.90% of CLBK’s common stock was owned by public shareholders.

Pursuant to the Plan of Conversion, Columbia Financial has offered its stock representing the majority ownership interest held by the MHC in a subscription offering to Eligible Account Holders, Tax-Qualified Employee Plans including the Bank’s employee stock ownership plan (the “ESOP”), Supplemental Eligible Account Holders and Other Members, as such terms are defined for purposes of applicable federal regulatory requirements governing mutual-to-stock conversions. To the extent that shares remain available for purchase after satisfaction of all subscriptions received in the subscription offering, the shares will be offered

Washington Headquarters
1311-A Dolley Madison Blvd., Suite 2A	Main: (703) 528-1700
McLean, VA 22101	Fax: (703) 528-1788
www.pfinancial.com	E-Mail: mail@rpfinancial.com

Boards of Directors

June 30, 2026

for sale to the general public in a firm commitment underwritten offering. Upon completing the mutual-to-stock conversion and stock offering (the “second-step conversion”), the Company will be 100% owned by public shareholders, the publicly-held shares of CLBK will be exchanged for shares in the Company at a ratio that retains their ownership interest at the time the conversion is completed.

In connection with the second-step conversion, the Boards of Directors of CLBK, Columbia Financial and the MHC entered into an Agreement and Plan of Merger (the “Agreement”) with Northfield Bancorp, Inc., Woodbridge, New Jersey (“Northfield Bancorp”). Pursuant to the Agreement, Northfield Bancorp will merge with and into Columbia Financial, with Columbia Financial as the surviving entity (the “Merger”). Immediately following the Merger, Northfield Bank, a federal savings bank and a wholly owned subsidiary of Northfield Bancorp, will merge with and into Columbia Bank with Columbia Bank as the surviving entity.

As set forth in Agreement, if the Final Independent Valuation (full conversion value) is less than $2.3 billion, Northfield Bancorp shareholders may elect to receive 1.425 shares of Columbia Financial common stock, based on a $10.00 per share offering price, or $14.25 in cash for each share of Northfield Bancorp common stock. If the Final Independent Valuation is equal to or greater than $2.3 billion and less than $2.6 billion, Northfield Bancorp shareholders may elect to receive 1.450 shares of Columbia Financial common stock, based on a $10.00 per share offering price, or $14.50 in cash for each share of Northfield Bancorp common stock. If the Final Independent Valuation is equal to or greater than $2.6 billion, Northfield Bancorp shareholders may elect to receive 1.465 shares of Columbia Financial common stock, based on a $10.00 per share offering price, or $14.65 in cash for each share of Northfield Bancorp common stock. The proration procedures set forth in the Agreement require that the cash consideration shall not be greater than 30% of the total merger consideration.

This updated appraisal reflects the following noteworthy items: (1) a review of stock market conditions since the date of the First Update; and (2) the results of Columbia Financial’s subscription offering, inclusive of the resolicitation offering results in which the maximum purchase limits were raised and concluded on June 30, 2026.

The estimated pro forma market value is defined as the price at which Columbia Financial’s common stock, immediately upon completion of the second-step offering and merger, would change hands between a willing buyer and a willing seller, neither being under any compulsion to buy or sell and both having reasonable knowledge of relevant facts.

Our valuation is not intended, and must not be construed, as a recommendation of any kind as to the advisability of purchasing shares of the common stock. Moreover, because such valuation is necessarily based upon estimates and projections of a number of matters, all of which are subject to change from time to time, no assurance can be given that persons who purchase shares of common stock in the conversion will thereafter be able to buy or sell such shares at prices related to the foregoing valuation of the pro forma market value thereof. RP Financial is not a seller of securities within the meaning of any federal and state securities laws and any report prepared by RP Financial shall not be used as an offer or solicitation with respect to the purchase or sale of any securities. RP Financial maintains a policy which prohibits the company, its principals or employees from purchasing stock of its client institutions.

Boards of Directors

June 30, 2026

Discussion of Relevant Considerations

1. Stock Market Conditions

Since the date of the First Update, the performance of the broader stock market has been mixed. Concerns about higher interest rates and stretched valuations triggered a late-June selloff in technology stocks, while the broader stock market traded in a narrow range. Technology shares rebounded at the end of June, while the Dow Jone Industrial Average (“DJIA”) closed above 52000 for the first time as investors continued to gravitate towards blue chip stocks. On June 30, 2026, the DJIA closed at 52319.20 or 1.46% higher since the date of the First Update and the NASDAQ closed at 26213.72 or 1.15% lower since the date of the First Update. The S&P 500 closed at 7499.36 on June 30, 2026, a decrease of 0.02% since the date of the First Update.

The market for financial shares generally outperformed the broader stock market since the date of the First Update. Bank shares traded higher in connection with the late-June selloff in technology stocks, as investors rotated into less volatile investment alternatives amid concerns around inflation and AI-related volatility. On June 30, 2026, the S&P BMI Banks Index closed at 269.5, an increase of 1.89% since June 18, 2026.

Since the date of the First Update, the updated pricing measures for the Peer Group and all publicly-traded banks and thrifts generally showed more significant increases relative to the increase in the S&P BMI Banks Index. Since the date of the First Update, the stock prices of all twelve Peer Group companies were higher as of June 30, 2026. A comparative pricing analysis of the Peer Group and all publicly-traded banks and thrifts is shown in the following table, based on closing stock market prices as of June 18, 2026 and June 30, 2026.

Average Pricing Characteristics

	At June 18,	At June 30,	%
	2026	2026	Change
Peer Group
Price/Earnings (x)	13.34x	14.07x	5.47%
Price/Core Earnings (x)	13.17	13.98	6.15
Price/Book (%)	118.03%	123.94%	5.01
Price/Tangible Book(%)	148.82	156.16	4.93
Price/Assets (%)	13.21	13.86	4.92
Avg. Mkt. Capitalization ($Mil)	$1,746.85	$1,827.30	4.61
All Publicly-Traded Banks and Thrifts
Price/Earnings (x)	13.32x	13.90x	4.35%
Price/Core Earnings (x)	12.49	13.06	4.56
Price/Book (%)	127.33%	132.71%	4.23
Price/Tangible Book(%)	152.90	159.48	4.30
Price/Assets (%)	14.13	14.72	4.18
Avg. Mkt. Capitalization ($Mil)	$10,437.81	$10,621.88	1.76

Boards of Directors

June 30, 2026

As set forth in the Original Appraisal, the “new issue” market is separate and distinct from the market for seasoned issues like the Peer Group companies in that the pricing ratios for converting issues are computed on a pro forma basis, specifically: (1) the numerator and denominator are both impacted by the conversion offering amount, unlike existing stock issues in which price change affects only the numerator; and (2) the pro forma pricing ratio incorporates assumptions regarding source and use of proceeds, effective tax rates, stock plan purchases, etc. which impact pro forma financials, whereas pricing for existing issues are based on reported financials. The distinction between the pricing of converting and existing issues is perhaps most evident in the case of the price/book (“P/B”), and the price/tangible book (“P/TB”) ratio, in that the book value based ratios of a converting thrift will typically result in a discount to book value, whereas in the current market for existing thrifts the P/B ratio, and P/TB ratiom, may reflect a premium to book value. Therefore, it is appropriate to also consider the market for new issues, both at the time of the conversion and in the aftermarket.

As shown in Table 1, five standard conversions and two second-step conversions have been completed during the past twelve months. The second-step conversion offerings are considered to be more relevant for Columbia Financial’s pro forma pricing. The average closing pro forma price/tangible book ratio of the two recent second-step conversion offerings equaled 58.9%. On average, the two recent second-step conversion offerings had price appreciation of 11.1% after their first week of trading. As of June 30, 2026, the two recent second-step conversion offerings showed an average price increase of 49.4% from their respective second-step offering prices.

The comparability of the recent second-step conversion offerings to Columbia Financial’s second-step offering is somewhat limited by the significantly larger size of the Company’s offering, which is expected to attract large and institutional investor interest relative to the two smaller second-step offerings referenced.

As set forth in the Original Appraisal and First Update, RP Financial’s analysis of stock market conditions also considered recent trading activity in CLBK’s stock. Since the date of the First Update, the trading price of CLBK’s stock ranged from a low closing price of $19.78 on June 22, 2026 to a high closing price of $21.22 on June 30 2026. As of June 30, 2026, the Company’s closing stock price of $21.22 per share equaled a 5.94% increase from CLBK’s closing stock price of $20.03 per share as of the June 18, 2026 date of the First Update.

4. Results of the Offering

Columbia Financial’s subscription offering concluded on June 16, 2026. The total takedown of the offering amounted to $924,883,670, based on orders received for 92,488,367 shares at $10.00 per share. There were 5,212 orders received for the Company’s stock. The total orders received in the subscription offering were below the minimum of the offering range. Based on information provided by Keefe, Bruyette & Woods, Inc. (“KBW”) there were 100 orders for the individual maximum order amount of $3.0 million and one order for the group maximum purchase amount of $10.0 million, which totaled $310.0 million or 33.52% of the total takedown. Out-of-state orders accounted for 61.96% of the total takedown and 70.30% of the maximum orders received. The prospectus indicated that intended purchases by the Board, executive officers and their associates totaled $4.2 million.

Boards of Directors

June 30, 2026

Table 1

Pricing Characteristics and After-Market Trends

Conversions Completed Twelve Months Ended June 30, 2026

Institutional Information			Pre-Conversion Data				Offering Information				Contribution to		Insider Purchases					Pro Forma Data							Post-IPO Pricing Trends
			Financial Info.		Asset Quality						Char. Found.		% Off Incl. Fdn.+Merger Shares					Pricing Ratios(2)(5)			Financial Charac.				Closing Price:
							Excluding Foundation					% of	Benefit Plans				Initial								First		After		After
Institution	Conversion Date	Ticker	Assets	Equity/ Assets	NPAs/ Assets	Res. Cov.	Gross Proc.	% Offer	% of Mid.	Exp./ Proc.	Form	Public Off. Inc. Fdn.	ESOP	Recog. Plans	Stk Option	Mgmt.& Dirs.	Div. Yield	P/TB	Core P/E	P/A	Core ROA	TE/A	Core ROE	IPO Price	Trading Day	% Chg	First Week(3)	% Chg	First Month(4)	% Chg	Thru 6/18/2026	% Chg
			($Mil)	(%)	(%)	(%)	($Mil.)	(%)	(%)	(%)		(%)	(%)	(%)	(%)	(%)(1)	(%)	(%)	(x)	(%)	(%)	(%)	(%)	($)	($)	(%)	($)	(%)	($)	(%)	($)	(%)
Standard Conversions
PSB Financial, Inc. - MT	5/22/26	PNSB-OTCQB	$120	15.39%	0.71%	134%	$17.2	100%	132%	9.3%	N.A.	N.A.	8.0%	4.0%	10.0%	6.1%	0.00%	53.7%	55.6x	12.9%	0.1%	24.0%	0.4%	$10.00	$10.50	5.0%	$11.55	15.5%	$11.21	12.1%	$11.35	13.5%
URSB Bancorp, Inc. - NJ*	3/27/26	URSB-OTCQB	$353	5.42%	0.28%	200%	$23.1	100%	132%	7.4%	C/S	$250/0.86%	8.0%	4.0%	10.0%	3.0%	0.00%	62.0%	36.8x	6.3%	0.2%	10.1%	1.7%	$10.00	$10.70	7.0%	$11.48	14.8%	$11.35	13.5%	$12.10	21.0%
Hoyne Bancorp, Inc. - IL*	12/4/25	HYNE-NASDAQ	$453	19.60%	0.20%	269%	$79.4	100%	132%	3.4%	C/S	$250/2.00%	8.0%	4.0%	10.0%	3.0%	0.00%	52.0%	NM	15.6%	0.0%	30.0%	-0.1%	$10.00	$14.00	40.0%	$13.75	37.5%	$14.19	41.9%	$16.74	67.4%
Security Midwest Bancorp, Inc., IL	8/1/25	SBMW-OTCQB	$218	6.41%	0.40%	129%	$8.9	100%	89%	15.2%	N.A.	N.A.	7.0%	3.0%	10.0%	13.5%	0.00%	45.4%	9.0x	4.0%	0.4%	8.8%	5.1%	$10.00	$11.40	14.0%	$11.12	11.2%	$12.30	23.0%	$16.99	69.9%
Avidia Bancorp, Inc., MA*	8/1/25	AVBC-NYSE	$2,707	6.87%	0.44%	184%	$191.8	100%	132%	3.0%	C/S	$1,000/4.48%	8.0%	4.0%	10.0%	3.4%	0.00%	59.5%	14.2x	7.0%	0.5%	11.8%	4.1%	$10.00	$14.64	46.4%	$14.58	45.8%	$15.47	54.7%	$20.99	109.9%
		Averages - Standard Conversions:	$770	10.74%	0.41%	183%	$64.1	100%	123%	7.7%	N.A.	N.A.	7.8%	3.8%	10.0%	5.8%	0.00%	54.5%	28.9x	9.2%	0.2%	16.9%	2.2%	$10.00	$12.25	22.5%	$12.50	25.0%	$12.90	29.0%	$15.63	56.3%
		Medians - Standard Conversions:	$353	6.87%	0.40%	184%	$23.1	100%	132%	7.4%	N.A.	N.A.	8.0%	4.0%	10.0%	3.4%	0.00%	53.7%	25.5x	7.0%	0.2%	11.8%	1.7%	$10.00	$11.40	14.0%	$11.55	15.5%	$12.30	23.0%	$16.74	67.4%
Second Step Conversions
Seneca Bancorp, Inc., NY*	10/16/25	SNNF-OTCQX	$299	7.94%	0.31%	186%	$10.4	58%	100%	15.1%	N.A.	N.A.	8.0%	4.0%	10.0%	9.6%	0.00%	58.6%	20.8x	5.8%	0.3%	16.9%	2.8%	$10.00	$10.22	2.2%	$10.10	1.0%	$9.75	-2.5%	$12.06	20.6%
Lake Shore Bancorp, Inc., NY*	7/21/25	LSBK-NASDAQ	$689	13.16%	0.66%	114%	$49.5	63%	99%	4.4%	N.A.	N.A.	8.0%	4.0%	10.0%	5.3%	0.00%	59.2%	14.4x	10.7%	0.7%	18.1%	4.1%	$10.00	$11.95	19.5%	$12.11	21.1%	$12.33	23.3%	$17.81	78.1%
		Averages - Second Step Conversions:	$494	10.55%	0.49%	150%	$30.0	61%	100%	9.8%	N.A.	N.A.	8.0%	4.0%	10.0%	7.5%	0.00%	58.9%	17.6x	8.3%	0.5%	17.5%	3.5%	$10.00	$11.09	10.9%	$11.11	11.1%	$11.04	10.4%	$14.94	49.4%
		Medians - Second Step Conversions:	$494	10.55%	0.49%	150%	$30.0	61%	100%	9.8%	N.A.	N.A.	8.0%	4.0%	10.0%	7.5%	0.00%	58.9%	17.6x	8.3%	0.5%	17.5%	3.5%	$10.00	$11.09	10.9%	$11.11	11.1%	$11.04	10.4%	$14.94	49.4%
Mutual Holding Companies
		Averages - MHC Conversions:
		Medians - MHC Conversions:
		Averages - All Conversions:	$691	10.68%	0.43%	174%	$54.3	89%	117%	8.3%	N.A.	N.A.	7.9%	3.9%	10.0%	6.3%	0.00%	55.8%	25.1x	8.9%	0.3%	17.1%	2.6%	$10.00	$11.92	19.2%	$12.10	21.0%	$12.37	23.7%	$15.43	54.3%
		Medians - All Conversions:	$353	7.94%	0.40%	184%	$23.1	100%	132%	7.4%	N.A.	N.A.	8.0%	4.0%	10.0%	5.3%	0.00%	58.6%	17.6x	7.0%	0.3%	16.9%	2.8%	$10.00	$11.40	14.0%	$11.55	15.5%	$12.30	23.0%	$16.74	67.4%

Note: * - Appraisal performed by RP Financial; BOLD = RP Financial assisted in the business plan preparation, “NT” - Not Traded; “NA” - Not Applicable, Not Available; C/S-Cash/Stock.

(1) As a percent of MHC offering for MHC transactions.	(5) Mutual holding company pro forma data on full conversion basis.
(2) Does not take into account the adoption of SOP 93-6.	(6) Simultaneously completed acquisition of another financial institution.
(3) Latest price if offering is less than one week old.	(7) Simultaneously converted to a commercial bank charter.
(4) Latest price if offering is more than one week but less than one month old.	(8) Former credit union.

Boards of Directors

June 30, 2026

On June 23, 2026, the Company announced an increase in the maximum purchase limitation from $3.0 million to $8.0 million for individual purchasers and from $10.0 million to $50.0 million for group purchasers. Only those persons who subscribed for the maximum number of shares in the subscription offering were resolicited and given the opportunity to purchase additional shares up to the new purchase limits. An additional 17,438,114 shares were subscribed for in the resolicitation, which included 23 orders for the $8.0 million maximum individual order amount. There were no orders received for the $50.0 million maximum group order amount. The resolicitation offering reflected participation by 75 of the maximum purchasers with an average order increase of 232,508 shares.

The final subscription results, including the additional orders received from maximum purchasers in the resolicitation, totaled $1,099,264,810, based on orders received for 109,926,481 shares at $10.00 per share. Out-of-state orders totaled $698,824,040, equal to 63.57% of the total subscription offering. A distribution summary of the orders received, as provided by KBW, is shown in the table below.

Category	Shares Ordered	Number of Orders	Average Shares Ordered	Percent of Total Orders
Eligible Account Holders	101,375,878	5,045	20,094	92.22%
ESOP(1)	—	—	—	—
401(k)	736,994	1	736,994	0.67
Supplemental Elg. Acct. Holders	7,536,336	193	39,048	6.86
Other Members	277,273	48	5,777	0.25

Total	109,926,481	5,287	20,792	100.00%

(1)	ESOP will purchase 3.0% of the second-step offering shares at the proposed closing value.

Summary of Adjustments

In the First Update, we made the following adjustments to Columbia Financial’s pro forma value based upon our comparative analysis to the Peer Group:

Key Valuation Parameters:	Previous Valuation Adjustment
Financial Condition	Slight Upward
Profitability, Growth and Viability of Earnings	Slight Downward
Asset Growth	Slight Upward
Primary Market Area	No Adjustment
Dividends	No Adjustment
Liquidity of the Shares	No Adjustment
Marketing of the Issue	No Adjustment
Management	No Adjustment
Effect of Govt. Regulations and Regulatory Reform	No Adjustment

Except for marketing of the issue, the factors for the valuation parameters did not change since the First Update. Accordingly, those parameters were not discussed further in this update.

Boards of Directors

June 30, 2026

In reaching the conclusion that “no adjustment” continued to be appropriate for marketing of the issue, we considered the following factors: the changes in the market for thrift and bank stocks, including the Peer Group and the new issue market for thrift stocks; the trading activity in CLBK’s stock and the results of the Company’s subscription offering.

The broader market for bank and thrift stocks was up slightly since the date of the First Update, with the market-cap weighted S&P U.S. BMI Banks Index increasing 1.89% since the date of the First Update. Comparatively, the Peer Group’s updated pricing measures, as well as CLBK’s stock price showed relatively larger increases since the date of the First Update. In terms of performance of the broader stock market since the date of the First Update, the DJIA was up 1.46%, the NASDAQ was down 1.15% and the S&P 500 was down 0.02%. Two second-step conversion offerings have been completed during the past twelve and are currently trading above their IPO prices. Both of the second-step offerings were significantly smaller offerings compared to the size of Columbia Financial’s offering. The resolicitation of qualifying subscribers concluded on June 30, 2026, with total orders received in the subscription offering remaining less than the minimum of the offering range. Columbia Financial intends to issue sufficient shares of its common stock to stockholders of Northfield Bancorp to achieve the minimum of the offering range and plans to commence a firm commitment underwritten offering for its common stock.

Valuation Approaches

In applying the accepted valuation methodology promulgated by the regulatory agencies, i.e., the pro forma market value approach, we considered the three key pricing ratios in valuing Columbia Financial’s to-be-issued stock — price/earnings (“P/E”), price/book (“P/B”), and price/assets (“P/A”) approaches — all performed on a pro forma basis including the effects of the conversion proceeds and the merger with Northfield Bancorp.

In computing the pro forma impact of the offering and the related pricing ratios, the valuation parameters utilized in the First Update did not change.

Consistent with the Original Appraisal and First Update, this updated appraisal continues to be based primarily on fundamental analysis techniques applied to the Peer Group, including the P/E approach, the P/B approach and the P/A approach. Also consistent with the Original Appraisal and First Update, this updated appraisal incorporates a “technical” analysis of recently completed offerings, including principally the P/B approach which (as discussed in the Original Appraisal and First Update) is the most meaningful pricing ratio as the pro forma P/E ratios reflect an assumed reinvestment rate and do not yet reflect the actual use of proceeds.

RP Financial also considered the trading price of CLBK’s stock, which had a closing price of $21.22 as of June 30, 2026, an increase of 5.94% from its closing price as of June 18, 2026. The $21.22 closing trading price implied a pro forma market capitalization of approximately $2.208 billion, which is between the minimum and midpoint of the full conversion valuation range as set forth in the First Update.

The Company has adopted “Employers’ Accounting for Employee Stock Ownership Plans” (“ASC 718-40”), which causes earnings per share computations to be based on shares issued and outstanding excluding unreleased ESOP shares. For purposes of preparing the pro

Boards of Directors

June 30, 2026

forma pricing analyses, we have reflected all shares issued in the offering, including all ESOP shares, to capture the full dilutive impact, particularly since the ESOP shares are economically dilutive, receive dividends and can be voted. However, we did consider the impact of ASC 718-40 in the valuation.

In preparing the pro forma pricing analysis, we took into account the FRB’s policy potentially leading to minority shareholder dilution with the consolidation of the MHC’s net assets with the issuer’s equity at closing. In the Company’s case, however, the MHC has net liabilities of $48,000, leading to a nominal reduction of equity. Accordingly, no adjustment to the minority shareholder exchange ratio per the FRB policy is applicable in the Company’s second-step conversion.

Overall, taking into account the foregoing factors, RP Financial concluded that as of June 30, 2026, the aggregate pro forma value of Columbia Financial’s conversion stock equaled $2,291,268,770, equal to 229,126,877 shares at $10.00 per share. The midpoint, which was unchanged from the midpoint value set forth in the First Update, is based on the sale of a 73.10% ownership interest to the public. The public offering at the midpoint value is $1,675,000,000, equal to 167,500,000 shares at $10.00 per share. The aggregate pro forma market value of Columbia Financial’s conversion stock, including the 41,800,140 shares of stock to-be-issued for the acquisition of Northfield Bancorp, was $2,709,270,170 at the midpoint, equal to 270,927,017 shares at $10.00 per share. The 73.10% ownership interest was based on the Company’s shares outstanding as of December 31, 2025, which is consistent with the date of the pro forma data in the Company’s prospectus. As of March 31, 2026, the MHC’s ownership interest equaled 72.99%.

1. Price-to-Earnings (“P/E”). The application of the P/E valuation method requires calculating the Company’s pro forma market value by applying a valuation P/E multiple to the pro forma earnings base. In applying this technique, we considered both reported earnings and a recurring earnings base, that is, earnings adjusted to exclude any one-time non-operating items, plus the estimated after-tax earnings benefit of the reinvestment of the net proceeds. The Company’s reported earnings, including the estimated pro forma impact of the Northfield Bancorp acquisition, equaled $76.788 million for the twelve months ended March 31, 2026. In deriving Columbia Financial’s core earnings, the adjustments made to reported earnings were to eliminate gain on securities of $288,000, change in fair value of equity securities of $1.140 million, goodwill impairment of $41.012 million and merger related expense of $3.746 million. As shown below, assuming an effective marginal tax rate of 27.0% for the earnings adjustments, the Company’s core earnings were estimated at $108.420 million for the twelve months ended March 31, 2026.

Amount
($000)
Net income (loss)	$76,788
Deduct; Gain on equity securities (1)	(210)
Deduct: Change in fair value of equity securities (1)	(832)
Add: Goodwill impairment (1)	29,939
Add: Merger related expenses (1)	2,735

Core earnings estimate	$108,420

(1)	Tax effected at 27.0%.

Boards of Directors

June 30, 2026

Based on Columbia Financial’s reported and estimated core earnings and incorporating the impact of the pro forma assumptions discussed previously, the Company’s reported and core P/E multiples at the $2.709 billion midpoint value equaled 25.84 times and 19.85 times, respectively. The Company’s updated reported and core P/E multiples indicate premiums of 83.65% and 41.99% relative to the Peer Group’s average reported and core P/E multiples of 14.07 times and 13.98 times, respectively (versus premiums of 93.70% and 50.72% relative to the Peer Group’s average reported and core P/E multiples as indicated in the First Update). The Company’s updated reported and core P/E multiples at the updated midpoint value indicated premiums of 88.61% and 47.58% relative to the Peer Group’s median reported and core P/E multiples, which equaled 13.70 times and 13.45 times, respectively (versus premiums of 96.35% and 54.84% relative to the Peer Group’s median reported and core P/E multiples as indicated in the First Update). The Company’s pro forma P/E ratios based on reported earnings at the adjusted minimum and the maximum equaled 22.23x and 27.90x, respectively, and based on core earnings at the adjusted minimum and the maximum equaled 16.33x and 21.66x, respectively. The Company’s implied conversion pricing ratios relative to the Peer Group’s pricing ratios are indicated in Table 2, and the pro forma calculations are detailed in Exhibits 2 and 3.

2. P/B Approach. In applying the P/B approach, we considered both reported book value and tangible book value, taking into account the pro forma impact of the Northfield Bancorp acquisition. Based on the $2.709 billion midpoint value, the Company’s P/B and P/TB ratios equaled 86.66% and 92.34%, respectively. In comparison to the average P/B and P/TB ratios indicated for the Peer Group of 123.94% and 156.16%, respectively, Columbia Financial’s updated ratios reflected a discount of 30.08% on a P/B basis and a discount of 40.87% on a P/TB basis (versus discounts of 26.58% and 37.95% from the Peer Group’s average P/B and P/TB ratios as indicated in the First Update). In comparison to the median P/B and P/TB ratios indicated for the Peer Group of 126.85% and 151.51%, respectively, Columbia Financial’s updated ratios at the $2.709 billion midpoint value reflected discounts of 31.68% and 39.05% (versus discounts of 28.07% and 36.03% from the Peer Group’s median P/B and P/TB ratios as indicated in the First Update). At the maximum of the range, the Company’s P/B and P/TB ratios equaled 91.32% and 96.99%, respectively. In comparison to the Peer Group’s average P/B and P/TB ratios, the Company’s P/B and P/TB ratios at the maximum of the range reflected discounts of 26.32% and 37.89%, respectively. In comparison to the Peer Group’s median P/B and P/TB ratios, the Company’s P/B and P/TB ratios at the maximum of the range reflected discounts of 28.01% and 35.98%, respectively.

3. P/A Approach. P/A ratios are generally not as a reliable indicator of market value, as investors do not place significant weight on total assets as a determinant of market value. Investors place significantly greater weight on book value and earnings – and which have received greater weight in our valuation analysis. At the $2.709 billion midpoint value Columbia Financial’s pro forma P/A ratio equaled 15.05%. In comparison to the Peer Group’s average P/A ratio of 13.86%, Columbia Financial’s P/A ratio indicated a premium of 8.59% (versus a premium of 13.93% at the midpoint valuation in the First Update). In comparison to the Peer Group’s median P/A ratio of 13.62%, Columbia Financial’s P/A ratio at the $2.709 billion updated midpoint value indicated a premium of 10.50% (versus a premium of 15.59% at the midpoint valuation in the First Update).

Boards of Directors

June 30, 2026

Table 2

Fully-Converted Market Pricing Versus Peer Group

Columbia Financial, Inc.

As of June 30, 2026

			Market Capitalization		Per Share Data
					Core 12 Month EPS(1)	Book Value/ Share						Dividends(3)			Financial Characteristics(5)
			Price/ Share	Market Value			Pricing Ratios(2)					Amount/ Share	Yield	Payout Ratio(4)	Total Assets	Equity/ Assets	Tang. Eq./ T. Assets	NPAs/ Assets	Reported		Core		Offering Range	Exchange Ratio
							P/E	P/B	P/A	P/TB	P/Core								ROAA	ROAE	ROAA	ROAE
			($)	($Mil)	($)	($)	(x)	(%)	(%)	(%)	(x)	($)	(%)	(%)	($Mil)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	($Mil)	(xl)
Columbia Financial, Inc.		NJ
Maximum			$10.00	$3,064.69	$0.46	$10.95	27.90x	91.32%	16.80%	96.99%	21.66x	$0.20	2.00%	55.79%	$18,241	18.39%	17.52%	0.38%	0.60%	3.28%	0.78%	4.22%	$1,926.25	2.5340x
Midpoint			$10.00	$2,709.27	$0.50	$11.54	25.84x	86.66%	15.05%	92.34%	19.85x	$0.20	2.00%	51.67%	$17,999	17.37%	16.47%	0.38%	0.58%	3.35%	0.76%	4.37%	$1,675.00	2.2035x
Minimum			$10.00	$2,365.58	$0.56	$12.22	23.74x	81.83%	13.32%	87.72%	18.02x	$0.20	2.00%	47.47%	$17,764	16.28%	15.35%	0.39%	0.56%	3.45%	0.74%	4.54%	$1,423.75	1.8729x
Adjusted Minimum			$10.00	$1,947.58	$0.61	$12.68	22.23x	78.86%	11.23%	85.54%	16.33x	$0.20	2.00%	44.47%	$17,342	14.24%	13.27%	0.40%	0.51%	3.55%	0.69%	4.83%	$1,005.75	1.8729x
All Public Banks and Non-MHC Thrifts(6)
Averages			$56.90	$10,621.88	$4.41	$41.69	13.90x	132.71%	14.72%	159.48%	13.06x	$1.19	2.49%	37.11%	$76,602	11.49%	9.98%	0.60%	1.06%	9.54%	1.16%	10.42%
Median			$36.63	$895.90	$3.09	$28.72	12.88x	124.60%	13.84%	154.25%	12.27x	$1.00	2.45%	30.25%	$6,508	11.03%	9.35%	0.48%	1.11%	10.34%	1.19%	11.03%
All Public Banks and Non-MHC Thrifts State of NJ(6)
Averages			$26.42	$1,409.31	$2.05	$24.92	15.11x	101.56%	11.81%	116.48%	14.39x	$0.57	2.41%	35.60%	$11,591	11.76%	10.49%	0.64%	0.94%	7.86%	0.96%	8.11%
Medians			$19.68	$589.30	$1.78	$22.63	13.23x	98.88%	11.44%	111.51%	12.91x	$0.44	2.33%	37.62%	$3,971	11.47%	9.43%	0.66%	0.86%	7.29%	0.96%	8.45%
Comparable Group
Averages			$43.50	$1,827.30	$3.13	$33.67	14.07x	123.94%	13.86%	156.16%	13.98x	$1.01	2.58%	34.28%	$12,966	11.32%	9.27%	0.53%	1.11%	9.96%	1.09%	9.61%
Medians			$42.20	$1,721.76	$2.88	$32.70	13.70x	126.85%	13.62%	151.51%	13.45x	$0.86	2.61%	36.84%	$11,103	11.28%	9.08%	0.56%	1.16%	10.15%	1.16%	10.03%
Comparable Group
CCNE	CNB Financial Corporation	PA	$33.71	$988.33	$3.08	$28.06	12.00x	120.15%	11.81%	140.66%	10.94x	$0.76	2.25%	26.33%	$8,515	10.44%	9.15%	0.58%	1.07%	10.36%	1.17%	11.35%
CNOB	ConnectOne Bancorp, Inc.	NJ	$33.44	$1,677.77	$2.41	$29.44	19.33x	113.58%	11.93%	139.75%	13.90x	$0.78	2.33%	42.49%	$14,210	11.20%	9.43%	0.29%	0.74%	6.52%	0.96%	8.45%
DCOM	Dime Commercial Bancshares, Inc.	NY	$40.65	$1,793.21	$2.68	$31.33	15.28x	129.74%	12.03%	146.57%	15.17x	$1.00	2.46%	37.59%	$15,000	9.98%	9.02%	0.64%	0.85%	8.43%	0.85%	8.50%
FCF	First Commonwealth Financial Corporation	PA	$20.33	$2,059.27	$1.58	$15.27	13.46x	133.13%	16.86%	179.11%	12.89x	$0.56	2.75%	36.09%	$12,263	12.66%	9.73%	0.54%	1.29%	10.25%	1.35%	10.70%
KRNY	Kearny Financial Corp.	NJ	$9.46	$595.34	$0.56	$11.79	16.60x	80.26%	8.05%	94.46%	16.95x	$0.44	4.65%	77.19%	$7,608	10.03%	8.65%	0.69%	0.47%	4.78%	0.46%	4.67%
NBTB	NBT Bancorp Inc.	NY	$49.37	$2,567.75	$3.98	$36.81	14.07x	134.13%	15.85%	182.52%	12.40x	$1.48	3.00%	42.17%	$16,204	11.81%	8.96%	0.36%	1.16%	10.06%	1.31%	11.39%
PGC	Peapack- Gladstone Financial Corporation	NJ	$47.33	$828.50	$2.47	$37.79	19.08x	125.24%	10.93%	134.24%	19.15x	$0.20	0.42%	6.05%	$7,699	9.08%	8.55%	0.77%	0.60%	6.85%	0.59%	6.82%
PFS	Provident Financial Services, Inc.	NJ	$23.64	$3,080.62	$2.56	$21.97	10.06x	107.60%	12.22%	147.37%	9.22x	$0.96	4.06%	40.85%	$25,202	11.36%	8.56%	0.58%	1.24%	11.04%	1.36%	12.04%
STBA	S&T Bancorp, Inc.	PA	$49.08	$1,765.75	$3.58	$39.46	13.75x	124.39%	17.90%	168.65%	13.71x	$1.48	3.02%	40.06%	$9,944	14.39%	11.03%	0.50%	1.39%	9.32%	1.39%	9.35%
TMP	Tompkins Financial Corporation	NY	$94.52	$1,359.48	$5.45	$65.78	8.41x	143.69%	15.63%	155.65%	17.33x	$2.68	2.84%	23.22%	$8,696	10.89%	10.14%	0.59%	1.94%	20.27%	0.94%	9.84%
UVSP	Univest Financial Corporation	PA	$43.75	$1,218.25	$3.31	$34.06	13.14x	128.45%	15.02%	157.88%	13.20x	$0.92	2.10%	26.73%	$8,142	11.69%	9.72%	0.46%	1.16%	10.27%	1.15%	10.22%
WSFS	WSFS Financial Corporation	DE	$76.73	$3,993.34	$5.95	$52.24	13.65x	146.87%	18.09%	227.00%	12.90x	$0.80	1.04%	12.63%	$22,107	12.28%	8.29%	0.40%	1.44%	11.40%	1.53%	12.02%

(1)

Core income, on a diluted per-share basis. Core income is net income after taxes and before extraordinary items, less net income attributable to noncontrolling interest, gain on the sale of securities, amortization of intangibles, goodwill and nonrecurring items. Assumed tax rate is 35%.

(2)	P/E = Price to earnings; P/B = Price to book; P/A = Price to assets; P/TB = Price to tangible book value; and P/Core = Price to core earnings. P/E and P/Core =NM if the ratio is negative or above 35x.
(3)	Indicated 12 month dividend, based on last quarterly dividend declared.
(4)	Indicated 12 month dividend as a percent of trailing 12 month earnings.
(5)

Equity and tangible equity equal common equity and tangible common equity, respectively. ROAA (return on average assets) and ROAE (return on average equity) are indicated ratios based on trailing 12 month earnings and average equity and assets balances.

(6)	Excludes from averages and medians those companies the subject of actual or rumored acquisition activities or unusual operating characteristics.

Source: S&P Global Market Intelligence and RP Financial, LC. calculations. The information provided in this report has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 2026 by RP® Financial, LC.

Boards of Directors

June 30, 2026

Comparison to Recent Offerings

As discussed previously, the average closing pro forma P/TB ratio of the two second-step offerings completed during the past twelve months equaled 58.90%. In comparison, the Company’s pro forma price/tangible book ratio of 92.34% at the midpoint value reflects an implied premium of 56.77% and at the maximum P/TB ratio of 96.99% reflects an implied premium of 64.67%.

Valuation Conclusion

Our analysis indicates that the Company’s estimated pro forma market value did not change from the midpoint value as set forth in the First Update. Accordingly, based on the foregoing, it is our opinion that, as of June 30, 2026, the estimated aggregate pro forma value of the shares of common stock of the Company to be issued and outstanding upon completing the conversion offering – including (1) newly-issued shares representing the MHC’s current ownership interest in the Company and (2) exchange shares issued to existing public shareholders of Columbia Financial – was $2,291,268,770 at the midpoint, equal to 229,126,877 shares at $10.00 per share. The resulting range of value and pro forma shares, all based on $10.00 per share, are as follows: $1,947,578,450 or 194,757,845 shares at the minimum/adjusted minimum and $2,634,959,080 or 263,495,908 shares at the maximum.

Based on this valuation and taking into account the MHC’s ownership interest, the midpoint of the offering range is $1,675,000,000 equal to 167,500,000 shares at $10.00 per share. The resulting offering range and offering shares, all based on $10.00 per share, are as follows: $1,423,750,000 or 142,375,000 shares at the minimum and $1,926,250,000 or 192,625,000 shares at the maximum. At the adjusted minimum of the offering range, the public offering is $1,005,748,600 equal to 100,574,860 shares at $10.00 per share and the merger shares applied to the offering range is $418,001,400 equal to 41,800,140 shares at $10.00 per share.

Taking into account the Company’s use of proceeds, as of June 18, 2026, the estimated aggregate pro forma market value of the shares to be issued immediately following the conversion, including the 41,800,140 merger shares issued to Northfield Bancorp’s shareholders as part of the $597.1 million cash and stock merger with Northfield Bancorp was $2,709,270,170 at the midpoint, equal to 270,927,017 shares at a per share value of $10.00. Based on the foregoing valuation, the corresponding range of shares and market values based on a $10.00 per share price are as follows:

Boards of Directors

June 30, 2026

Shares

Conclusion	2nd Step Offering Shares	2nd Step Exchange Shares	Full Conversion Shares	Merger Shares Issued To Target	Merger Shares Applied to Offering	Total Market Capitalization Shares	Exchange Ratio	Merger Shares Pct. Of Total
Maximum	192,625,000	70,870,908	263,495,908	42,973,477	0	306,469,385	2.5340	14.02%
Midpoint	167,500,000	61,626,877	229,126,877	41,800,140	0	270,927,017	2.2035	15.43%
Minimum	142,375,000	52,382,845	194,757,845	41,800,140	0	236,557,985	1.8729	17.67%
Adusted Minimum(4)	100,574,860	52,382,845	194,757,845	0	41,800,140	194,757,845	1.8729	21.46%

Market Value
Conclusion	2nd Step Offering Value	2nd Step Exchange Shares Value	Full Conversion Value	Merger Shares Value	Merger Shares Applied to Offering	Total Market Capitalization Value
Maximum	$1,926,250,000	$708,709,080	$2,634,959,080	$429,734,770	0	$3,064,693,850
Midpoint	$1,675,000,000	$616,268,770	$2,291,268,770	$418,001,400	0	$2,709,270,170
Minimum	$1,423,750,000	$523,828,450	$1,947,578,450	$418,001,400	0	$2,365,579,850
Adjusted Minimum(4)	$1,005,748,600	$523,828,450	$1,947,578,450	$0	418,001,400	$1,947,578,450

The pro forma valuation calculations relative to the Peer Group are shown in Table 7 and are detailed in Exhibit 2 and Exhibit 3.

Establishment of the Exchange Ratio

Conversion regulations provide that in a conversion of a mutual holding company, the minority shareholders are entitled to exchange the public shares for newly issued shares in the fully converted company. The Boards of Directors of the MHC and CLBK have independently determined the exchange ratio, which has been designed to preserve the current aggregate minority shareholder ownership percentage in the Company. The exchange ratio to be received by the existing minority shareholders of the Company will be determined at the end of the offering, based on the total number of shares sold in the second-step conversion offering and the final appraisal. Based on the valuation conclusion herein, the resulting offering value and the $10.00 per share offering price, the indicated exchange ratio at the midpoint is 2.2035 shares of the Company’s stock for every one public share held by public shareholders. Furthermore, based on the offering range of value, the indicated exchange ratio is 1.8729 at the minimum/adjusted minimum and 2.5340 at the maximum. RP Financial expresses no opinion on the proposed exchange of newly issued Company shares for the shares held by the public shareholders or on the proposed exchange ratio.

Boards of Directors

June 30, 2026

Firm Commitment Underwritten Offering

The Company plans to commence a firm commitment underwritten offering to sell shares to the general public, including institutional investors, to complete the second-step offering. KBW is serving as the lead-left book running manager, Piper Sandler & Co. is acting as co-book running manager and Brean Capital, LLC. is acting as co-manager for the firm commitment underwritten offering.

Respectfully submitted,

RP® FINANCIAL, LC.

Ronald S. Riggins
Managing Director

Gregory E. Dunn
Director

EXHIBITS

LIST OF EXHIBITS

Exhibit Number	Description

1	Stock Prices: As of June 30, 2026

2	Pro Forma Analysis Sheet

3	Pro Forma Effect of Conversion Proceeds

4	Firm Qualifications Statement

EXHIBIT 1

Stock Prices

As of June 30, 2026

Exhibit 1A

Weekly Bank and Thrift Market Line - Part One

Prices As of June 30, 2026

			Market Capitalization			Price Change Data						Current Per Share Financials
			Price/ Share(1)	Shares Outstanding	Market Capitalization	52 Week (1)		Last Wk	% Change From			LTM EPS (3)	LTM Core EPS (3)	BV/ Share	TBV/ Share (4)	Assets/ Share	Assets
						High	Low		Last Wk	52 Wks (2)	MRY (2)
			($)	(000)	($Mil)	($)	($)	($)	(%)	(%)	(%)	($)	($)	($)	($)	($)
Companies
SRCE	1st Source Corporation	MW	81.58	24,069	1,963.5	86.64	56.89	78.94	3.34	31.43	30.55	6.52	6.81	53.10	49.61	378.64	9,113,429
ACNB	ACNB Corporation	MA	59.38	10,212	606.4	60.88	40.80	58.29	1.87	38.61	22.81	4.89	5.67	41.16	32.85	320.20	3,269,864
ALRS	Alerus Financial Corporation	MW	31.10	25,129	781.5	31.13	20.26	30.38	2.37	43.72	38.10	1.05	3.47	22.79	18.15	210.44	5,287,971
AMAL	Amalgamated Financial Corp.	MA	45.90	29,867	1,370.9	47.17	25.13	45.35	1.21	47.12	43.30	3.44	3.52	27.05	26.59	307.05	9,170,892
AMTB	Amerant Bancorp Inc.	SE	25.52	39,802	1,015.7	26.11	15.62	24.28	5.11	39.99	30.80	1.41	1.87	22.96	22.42	248.82	9,903,514
ABCB	Ameris Bancorp	SE	90.26	67,066	6,053.3	91.41	64.30	88.35	2.16	39.51	21.53	6.36	6.49	60.64	44.76	419.14	28,109,935
ASRV	AmeriServ Financial, Inc.	MA	3.88	16,964	65.8	4.04	2.64	3.82	1.57	27.63	21.63	0.33	0.33	7.12	6.31	86.81	1,472,654
ATLO	Ames National Corporation	MW	29.61	8,857	262.3	32.16	17.66	30.85	-4.02	66.25	28.96	2.42	2.45	23.44	21.95	241.90	2,142,539
AROW	Arrow Financial Corporation	MA	40.99	16,529	677.5	41.42	25.84	39.95	2.60	55.15	30.54	3.09	3.20	26.63	25.12	273.58	4,522,019
ASB	Associated Banc-Corp	MW	30.77	163,363	5,026.7	31.34	23.63	29.88	2.98	26.16	19.45	2.88	2.93	29.04	22.23	279.10	45,593,740
AUB	Atlantic Union Bankshares Corporation	SE	42.31	143,116	6,055.2	42.53	30.39	40.36	4.83	35.26	19.86	2.36	3.50	34.39	19.93	260.73	37,315,011
AUBN	Auburn National Bancorporation, Inc.	SE	27.04	3,493	94.5	29.00	21.01	25.45	6.25	8.16	0.33	2.27	2.27	26.62	26.62	293.98	1,026,946
AVBH	Avidbank Holdings, Inc.	WE	33.03	10,955	361.8	33.52	20.24	32.70	1.01	61.67	24.36	-1.88	3.50	26.33	26.33	235.46	2,579,554
AVBC	Avidia Bancorp, Inc.	NE	20.99	18,571	389.8	21.43	14.00	20.36	3.09	43.37	24.87	NA	NA	19.10	18.51	151.18	2,807,417
AX	Axos Financial, Inc.	WE	97.39	56,885	5,540.0	101.92	74.89	91.40	6.55	28.08	13.03	8.23	8.18	53.89	50.18	514.18	29,248,986
BANC	Banc of California, Inc.	WE	20.43	154,202	3,150.3	21.61	13.96	20.51	-0.39	45.41	5.91	1.31	1.45	19.80	17.77	225.19	34,724,241
BANF	BancFirst Corporation	SW	111.13	33,586	3,732.5	138.77	101.48	111.99	-0.77	-10.10	4.82	7.30	7.24	56.65	50.58	450.08	15,116,541
BFC	Bank First Corporation	MW	148.35	11,163	1,656.1	153.00	115.29	144.66	2.55	26.09	21.78	7.19	8.39	73.05	47.04	543.66	6,069,013
BAC	Bank of America Corporation	SE	56.98	7,096,591	404,363.7	59.20	44.75	57.91	-1.61	20.41	3.60	4.03	4.04	38.66	28.73	492.66	3,496,186,000
BOH	Bank of Hawaii Corporation	WE	81.49	39,621	3,228.7	83.18	59.36	81.10	0.48	20.67	19.19	4.95	5.07	38.33	37.53	603.47	23,909,933
BMRC	Bank of Marin Bancorp	WE	27.70	15,989	442.9	28.48	21.77	26.41	4.88	21.28	6.50	-2.02	2.40	24.37	19.77	244.80	3,914,117
BOTJ	Bank of the James Financial Group, Inc.	SE	25.52	4,543	115.9	29.79	13.26	24.55	3.95	81.51	37.35	2.42	2.51	17.89	16.11	233.57	1,061,189
OZK	Bank OZK	SE	52.09	109,166	5,686.5	53.66	42.37	50.62	2.90	10.69	13.19	6.14	6.14	53.19	47.15	381.66	41,663,976
BSVN	Bank7 Corp.	SW	48.95	9,519	466.0	50.10	38.29	46.69	4.84	17.02	19.45	4.66	4.67	27.29	26.04	204.33	1,945,080
BKU	BankUnited, Inc.	SE	48.45	72,682	3,521.4	52.11	34.79	49.12	-1.36	36.13	8.71	3.59	3.56	41.11	40.05	486.49	35,358,613
BWFG	Bankwell Financial Group, Inc.	NE	58.75	7,771	456.5	59.89	35.83	57.52	2.14	63.06	28.22	4.98	4.98	39.11	38.63	434.17	3,373,859
BANR	Banner Corporation	WE	66.44	33,968	2,256.8	69.83	57.05	66.96	-0.78	3.57	6.03	5.94	6.04	58.06	46.97	481.17	16,344,272
BHB	Bar Harbor Bankshares	NE	37.76	16,742	632.2	39.67	28.06	37.33	1.15	26.03	21.61	2.45	3.37	32.13	22.71	279.31	4,676,228
BCML	BayCom Corp	WE	32.90	10,836	356.5	33.20	26.31	32.34	1.73	18.73	11.90	2.42	2.47	31.53	27.82	244.43	2,648,536
BAFN	BayFirst Financial Corp.	SE	5.00	4,107	20.5	15.45	4.26	4.65	7.53	-64.29	-36.31	-7.22	-5.83	16.10	NA	291.19	1,195,910
BCBP	BCB Bancorp, Inc.	MA	10.72	17,363	186.1	11.71	7.31	10.66	0.56	27.32	32.84	-0.07	-0.06	16.25	15.95	188.28	3,269,097
BBT	Beacon Financial Corporation	NE	30.45	84,028	2,558.6	32.83	22.81	30.23	0.73	21.61	15.47	1.74	2.66	29.81	23.42	264.53	22,227,616
BRBS	Blue Ridge Bankshares, Inc.	SE	3.53	88,500	312.4	4.79	3.23	3.50	0.86	-1.67	-17.33	0.12	NA	3.08	3.06	27.28	2,414,046
BOKF	BOK Financial Corporation	SW	138.88	60,760	8,438.3	139.73	96.89	135.22	2.71	42.25	17.24	9.88	9.56	98.31	80.58	884.80	53,760,405
BWB	Bridgewater Bancshares, Inc.	MW	21.04	27,883	586.7	21.23	14.90	20.44	2.94	32.24	20.02	1.77	1.64	16.60	15.92	191.35	5,335,396
BYFC	Broadway Financial Corporation	WE	9.66	8,872	85.7	10.46	5.51	9.58	0.84	33.24	30.54	-2.77	-0.55	12.10	11.95	160.73	1,426,065
BHRB	Burke & Herbert Financial Services Corp.	SE	71.86	20,150	1,448.0	72.35	56.11	66.93	7.37	20.31	15.33	7.71	8.28	56.77	51.83	393.44	7,927,711
BFST	Business First Bancshares, Inc.	SW	30.73	32,678	1,004.2	31.04	22.56	29.55	3.99	24.67	17.56	2.82	2.95	28.18	23.18	272.56	8,906,808
BVFL	BV Financial, Inc.	MA	21.18	8,084	171.2	22.17	14.60	21.11	0.33	39.07	16.76	1.39	1.62	20.99	19.27	112.67	910,857
BY	Byline Bancorp, Inc.	MW	37.66	45,409	1,710.1	37.75	25.38	35.98	4.67	40.89	29.19	3.07	3.28	28.17	23.57	218.23	9,909,680
CFFI	C&F Financial Corporation	SE	80.00	3,254	260.3	86.18	60.76	79.12	1.11	29.60	10.21	8.70	8.47	81.73	73.70	864.61	2,813,748
BCAL	California BanCorp	WE	20.84	32,165	670.3	20.99	14.56	20.31	2.61	32.23	11.62	1.83	1.96	17.97	13.97	125.87	4,048,734
CAC	Camden National Corporation	NE	54.22	16,915	917.1	54.79	35.00	52.78	2.73	33.61	24.99	4.70	5.01	41.98	30.58	411.57	6,961,581
CBNK	Capital Bancorp, Inc.	MA	35.12	16,288	572.0	36.40	26.40	34.20	2.69	4.59	24.67	3.31	3.46	25.10	22.53	233.82	3,808,467
CCBG	Capital City Bank Group, Inc.	SE	49.42	17,101	845.2	51.04	38.00	48.07	2.81	25.59	16.09	3.53	3.43	32.75	27.54	260.43	4,453,734
COF	Capital One Financial Corporation	SE	200.62	616,019	123,585.8	259.64	174.24	197.81	1.42	-5.71	-17.22	2.29	6.06	173.50	101.10	1108.58	682,905,000
CFFN	Capitol Federal Financial, Inc.	MW	8.51	124,060	1,055.7	8.58	5.71	8.29	2.65	39.51	24.96	0.60	0.60	8.03	7.96	79.23	9,829,080
CARE	Carter Bankshares, Inc.	SE	34.01	22,222	755.8	34.04	16.78	32.33	5.20	96.14	72.99	4.87	2.55	22.78	22.69	215.97	4,799,270
CLST	Catalyst Bancorp, Inc.	SW	16.51	4,052	66.9	18.16	12.10	16.47	0.24	33.25	4.83	0.55	0.57	20.26	20.26	71.20	288,508
CATY	Cathay General Bancorp	WE	61.99	67,035	4,155.5	62.46	43.66	60.89	1.81	36.15	28.10	4.85	4.68	44.60	38.95	358.74	24,048,630
CBFV	CB Financial Services, Inc.	MA	37.90	5,073	192.3	38.39	27.49	36.98	2.49	32.98	8.72	1.29	2.93	31.30	29.38	312.13	1,583,292
CBC	Central Bancompany, Inc.	MW	30.38	239,768	7,284.2	30.64	9.80	28.98	4.83	60.06	25.95	1.79	1.87	15.84	14.38	85.32	20,456,371
CPF	Central Pacific Financial Corp.	WE	38.20	26,101	997.1	38.29	25.62	36.97	3.33	36.28	22.59	2.99	2.99	22.74	22.74	287.17	7,495,363
CPBI	Central Plains Bancshares, Inc.	MW	19.03	3,895	74.1	19.11	14.85	18.72	1.66	25.84	12.47	1.05	1.05	21.21	NA	143.42	558,647
CFBK	CF Bankshares Inc.	MW	32.77	6,498	212.9	34.34	22.10	30.70	6.74	36.71	31.34	2.78	2.78	28.67	28.67	330.22	2,145,776
CBNA	Chain Bridge Bancorp, Inc.	SE	42.05	6,562	275.9	42.05	25.39	37.88	11.01	63.17	21.39	3.31	3.31	26.65	26.65	292.40	1,918,674
CHMG	Chemung Financial Corporation	MA	74.58	4,820	359.5	75.75	48.37	73.60	1.33	53.87	33.66	3.79	6.59	54.56	50.03	570.30	2,748,722
COFS	ChoiceOne Financial Services, Inc.	MW	34.00	14,975	509.2	35.40	26.10	32.68	4.04	18.47	15.18	3.70	4.03	31.42	20.77	293.46	4,394,565
C	Citigroup Inc.	MA	139.96	1,705,577	238,712.6	147.96	84.61	144.97	-3.46	64.43	19.94	8.07	8.74	112.23	99.01	1628.59	2,777,687,000
CZNC	Citizens & Northern Corporation	MA	23.31	17,917	417.6	24.12	18.16	22.09	5.52	23.07	15.57	1.09	1.57	18.74	14.60	176.62	3,164,340
CZWI	Citizens Community Bancorp, Inc.	MW	23.39	9,644	225.6	24.05	13.63	22.90	2.14	69.49	31.26	1.53	1.56	19.82	16.52	189.02	1,822,974
CFG	Citizens Financial Group, Inc.	NE	70.07	422,882	29,631.3	71.21	44.58	68.99	1.57	56.58	19.96	4.23	4.14	56.48	36.92	538.96	227,918,000
CZFS	Citizens Financial Services, Inc.	MA	72.44	4,805	348.1	74.47	49.99	69.51	4.22	23.37	27.04	8.19	8.25	71.51	53.34	629.87	3,026,478
CHCO	City Holding Company	SE	132.64	14,111	1,871.7	134.92	113.21	129.62	2.33	8.35	11.28	9.08	9.22	56.29	45.14	479.07	6,760,269
CIVB	Civista Bancshares, Inc.	MW	28.22	20,783	586.5	28.86	18.95	27.42	2.92	21.64	27.00	2.72	2.99	26.57	19.83	206.82	4,298,322
CCNE	CNB Financial Corporation	MA	33.71	29,319	988.3	34.29	21.63	33.06	1.97	47.46	28.81	2.81	3.08	28.06	23.97	290.43	8,514,896
CCB	Coastal Financial Corporation	WE	77.51	15,249	1,181.9	120.05	66.50	73.61	5.30	-19.99	-32.36	3.19	3.37	33.05	32.76	371.43	5,663,829
COSO	CoastalSouth Bancshares, Inc.	SE	26.85	12,036	323.2	27.64	19.24	27.15	-1.10	26.12	15.48	2.20	2.21	21.94	21.52	195.13	2,348,547
CBAN	Colony Bankcorp, Inc.	SE	20.09	21,160	425.1	21.61	15.80	21.08	-4.70	21.98	12.74	1.60	1.91	17.98	14.46	175.84	3,720,613
COLB	Columbia Banking System, Inc.	WE	32.05	289,490	9,278.2	32.70	22.77	31.27	2.49	37.08	14.67	2.51	3.39	26.47	19.03	228.08	66,027,000
CBSH	Commerce Bancshares, Inc.	MW	57.75	145,777	8,418.6	63.19	46.99	55.96	3.20	-2.47	10.34	4.07	4.00	29.47	26.80	245.01	35,717,256
CBK	Commercial Bancgroup, Inc.	SE	32.29	13,701	442.4	33.27	23.24	31.72	1.80	34.54	31.47	2.93	3.13	21.43	20.52	169.97	2,328,789
CMTV	Community Bancorp	NE	39.10	5,591	218.6	42.92	19.99	40.62	-3.74	95.50	57.09	3.17	2.92	20.88	18.81	220.93	1,235,285
CBU	Community Financial System, Inc.	MA	67.12	52,555	3,527.5	68.58	51.12	64.58	3.93	18.02	16.85	4.12	4.43	38.52	20.57	337.64	17,744,859
CTBI	Community Trust Bancorp, Inc.	MW	72.36	18,164	1,314.3	73.22	50.25	70.08	3.25	36.73	28.07	5.71	5.73	47.99	44.38	371.13	6,741,168
CWBC	Community West Bancshares	WE	26.86	27,134	728.8	27.41	18.51	25.74	4.35	37.67	19.38	2.16	2.23	21.85	16.39	136.47	3,702,983
CNOB	ConnectOne Bancorp, Inc.	MA	33.44	50,173	1,677.8	33.66	22.07	33.08	1.09	44.39	27.54	1.73	2.41	29.44	23.93	283.21	14,209,561
CFR	Cullen/Frost Bankers, Inc.	SW	154.52	62,797	9,703.4	156.21	119.00	149.98	3.03	20.21	22.02	10.27	10.32	69.83	58.80	839.60	52,724,557
CUBI	Customers Bancorp, Inc.	MA	79.10	33,825	2,675.6	82.56	58.52	77.79	1.68	34.66	8.18	7.88	7.95	63.64	63.54	765.14	25,880,767
CVBF	CVB Financial Corp.	WE	22.55	176,455	3,979.1	22.57	17.95	21.55	4.64	13.95	21.24	1.53	1.60	17.09	11.42	87.88	15,507,580
DCOM	Dime Commercial Bancshares, Inc.	MA	40.65	44,113	1,793.2	40.99	25.63	39.77	2.21	50.89	35.09	2.66	NA	31.33	27.73	340.02	14,999,503
EBMT	Eagle Bancorp Montana, Inc.	WE	23.93	7,827	187.3	24.24	15.50	23.75	0.76	43.55	20.25	1.98	2.03	24.22	19.48	267.24	2,091,851
EGBN	Eagle Bancorp, Inc.	MA	28.39	30,496	865.8	29.29	15.03	28.25	0.50	45.74	32.54	-4.12	-3.38	37.56	37.56	326.42	9,954,281
EFSI	Eagle Financial Services, Inc.	SE	41.46	5,325	220.8	44.00	30.55	42.80	-3.13	35.40	4.18	3.52	3.45	35.16	35.16	345.25	1,838,360

Exhibit 1A

Weekly Bank and Thrift Market Line - Part One

Prices As of June 30, 2026

			Market Capitalization			Price Change Data						Current Per Share Financials
			Price/ Share(1)	Shares Outstanding	Market Capitalization	52 Week (1)		Last Wk	% Change From			LTM EPS (3)	LTM Core EPS (3)	BV/ Share	TBV/ Share (4)	Assets/ Share	Assets
						High	Low		Last Wk	52 Wks (2)	MRY (2)
			($)	(000)	($Mil)	($)	($)	($)	(%)	(%)	(%)	($)	($)	($)	($)	($)
Companies
EWBC	East West Bancorp, Inc.	WE	129.09	136,996	17,684.8	136.00	92.67	130.89	-1.38	27.84	14.86	10.01	9.94	65.70	62.30	605.02	82,886,152
EBC	Eastern Bankshares, Inc.	NE	22.24	219,796	4,870.8	22.58	14.88	20.98	6.01	45.65	20.67	1.78	2.17	18.45	12.90	139.37	30,632,569
ECBK	ECB Bancorp, Inc.	NE	20.08	8,754	175.8	20.50	14.83	20.13	-0.25	30.05	15.47	1.15	1.15	20.05	20.05	188.52	1,650,295
EFSC	Enterprise Financial Services Corp	MW	65.88	36,586	2,410.3	67.53	51.18	64.67	1.87	19.56	22.00	5.30	4.77	53.31	41.38	470.89	17,227,828
EQBK	Equity Bancshares, Inc.	MW	48.99	20,641	1,011.2	50.07	36.04	47.61	2.90	20.07	9.72	1.26	4.29	39.35	32.56	371.47	7,667,370
ESQ	Esquire Financial Holdings, Inc.	MA	119.11	8,192	975.8	134.82	90.57	115.48	3.14	25.83	16.69	5.95	6.08	34.88	34.88	295.54	2,421,155
FNB	F.N.B. Corporation	MA	19.08	355,964	6,791.8	19.32	14.46	18.75	1.76	30.86	11.58	1.62	1.65	19.12	12.05	142.23	50,628,037
FMAO	Farmers & Merchants Bancorp, Inc.	MW	30.58	13,604	416.0	30.90	22.77	29.23	4.62	20.97	23.71	2.61	2.73	27.30	20.76	256.23	3,485,569
FMNB	Farmers National Banc Corp.	MW	14.60	59,215	864.5	15.50	12.12	14.39	1.46	5.87	9.61	1.45	1.68	12.96	7.74	121.18	7,175,476
FBLA	FB Bancorp, Inc.	SW	15.06	14,717	221.6	15.46	11.15	14.89	1.14	33.87	17.20	0.15	0.17	17.50	17.50	85.95	1,265,008
FBK	FB Financial Corporation	SE	55.35	51,523	2,851.8	62.37	45.10	54.73	1.13	22.19	-0.81	2.66	4.12	38.39	31.00	319.63	16,468,439
FDBC	Fidelity D & D Bancorp, Inc.	MA	51.42	5,805	298.5	52.50	39.00	50.81	1.20	11.78	18.13	5.12	5.26	42.14	38.67	492.54	2,859,265
FDSB	Fifth District Bancorp, Inc.	SW	16.23	5,265	85.4	16.29	12.15	15.94	1.82	31.42	8.20	0.87	0.34	24.45	24.45	101.75	535,692
FITB	Fifth Third Bancorp	MW	56.37	906,312	51,088.8	56.94	40.05	54.67	3.11	37.05	20.42	2.98	3.62	35.24	22.88	327.74	297,039,000
FISI	Financial Institutions, Inc.	MA	38.97	19,686	767.2	39.27	24.62	38.40	1.48	51.75	25.02	3.84	3.78	31.21	28.15	319.75	6,294,783
FNWD	Finward Bancorp	MW	36.78	4,330	159.3	39.99	26.46	34.12	7.80	33.16	4.52	2.29	2.58	39.81	34.39	465.40	2,015,156
FINW	FinWise Bancorp	SW	14.50	13,706	198.7	22.49	12.82	14.48	0.14	-3.40	-19.18	1.10	1.16	14.34	14.07	65.62	899,440
FBNC	First Bancorp	SE	63.93	41,375	2,645.1	64.47	43.61	62.03	3.06	45.00	25.87	2.93	4.31	40.68	28.72	312.93	12,947,734
FBP	First BanCorp.	MA	26.07	153,619	4,004.8	26.80	19.16	26.23	-0.61	25.16	25.76	2.25	2.24	12.72	12.45	124.24	19,086,105
FRBA	First Bank	MA	17.73	25,062	444.3	18.11	14.41	16.82	5.41	14.61	7.72	1.67	1.75	17.93	15.90	158.44	3,970,761
BUSE	First Busey Corporation	MW	29.50	84,577	2,495.0	30.05	21.63	28.88	2.15	28.91	24.00	2.25	2.77	25.70	20.12	213.26	18,036,622
FCAP	First Capital, Inc.	MW	64.64	3,346	216.3	71.00	33.73	65.20	-0.86	56.55	9.19	5.23	5.17	41.26	39.33	383.84	1,284,151
FCBM	First Carolina Financial Services, Inc.	SE	13.24	30,246	400.5	13.40	12.51	12.69	4.33	5.08	5.08	1.09	1.29	28.71	23.05	113.02	3,418,377
FCNC.A	First Citizens BancShares, Inc.	SE	2080.79	11,587	23,878.1	2232.21	1623.76	2111.14	-1.44	6.35	-3.05	173.88	182.21	1735.17	1690.01	20364.16	235,959,000
FCF	First Commonwealth Financial Corporation	MA	20.33	101,292	2,059.3	20.57	15.00	20.00	1.65	25.26	20.58	1.51	1.58	15.27	11.35	121.06	12,262,572
FCBC	First Community Bankshares, Inc.	SE	44.42	18,867	838.1	45.78	31.21	44.48	-0.13	13.40	31.69	2.65	2.97	27.64	18.92	193.19	3,644,947
FCCO	First Community Corporation	SE	32.68	9,398	307.1	34.01	23.79	32.20	1.49	34.04	10.22	2.55	2.81	23.50	20.07	254.47	2,391,531
FFBC	First Financial Bancorp.	MW	33.83	104,929	3,549.8	34.00	23.06	32.47	4.19	39.45	35.21	2.83	3.17	28.02	16.37	217.10	22,779,815
FFIN	First Financial Bankshares, Inc.	SW	34.60	142,342	4,925.0	38.74	28.12	33.50	3.28	-3.84	15.84	1.84	1.84	13.57	11.38	108.10	15,387,645
THFF	First Financial Corporation	MW	77.44	11,892	920.9	78.36	51.21	75.12	3.09	42.90	28.17	6.80	7.49	55.10	45.13	515.36	6,128,589
FGBI	First Guaranty Bancshares, Inc.	SW	10.07	16,464	165.8	11.02	4.31	10.47	-3.82	22.51	87.52	-3.36	-2.65	11.91	11.78	240.43	3,958,542
FHB	First Hawaiian, Inc.	WE	29.30	121,649	3,564.3	29.63	22.65	28.60	2.45	17.39	15.81	2.28	2.26	22.75	14.57	199.46	24,264,548
FHN	First Horizon Corporation	SE	25.64	474,618	12,169.2	26.56	19.80	24.95	2.77	20.94	7.28	2.00	2.00	17.72	14.34	177.26	84,132,000
INBK	First Internet Bancorp	MW	27.80	8,717	242.3	28.51	17.05	26.03	6.82	3.35	33.21	-3.85	-0.39	41.41	39.08	655.26	5,711,688
FIBK	First Interstate BancSystem, Inc.	WE	38.56	97,143	3,745.8	39.26	27.60	37.33	3.29	33.80	11.45	3.07	2.76	34.47	22.37	272.04	26,426,800
FRME	First Merchants Corporation	MW	43.69	63,023	2,753.5	44.23	34.66	41.91	4.25	14.07	16.57	3.40	4.10	42.35	29.16	334.36	21,072,521
FMBH	First Mid Bancshares, Inc.	MW	48.09	26,616	1,280.0	49.03	34.16	47.00	2.32	28.27	23.31	3.97	4.51	40.46	30.20	348.99	9,288,617
FXNC	First National Corporation	SE	30.02	9,041	271.4	30.86	19.05	29.91	0.37	54.19	18.94	2.33	2.40	20.86	19.11	229.60	2,075,823
FNRN	First Northern Community Bancorp	WE	17.94	16,407	294.3	18.62	9.24	18.00	-0.33	93.40	41.00	1.42	1.46	13.03	12.78	117.30	1,924,548
FNWB	First Northwest Bancorp	WE	10.81	8,868	95.9	10.98	6.90	10.36	4.34	40.39	15.25	0.55	0.44	16.52	16.41	240.57	2,133,443
FUNC	First United Corporation	MA	44.11	6,447	284.4	45.98	29.48	43.17	2.18	42.24	17.82	3.91	3.94	31.84	30.08	316.29	2,039,010
FUSB	First US Bancshares, Inc.	SE	16.55	5,567	92.1	16.98	10.30	16.49	0.36	28.29	18.47	1.04	NA	18.67	17.34	209.30	1,165,236
MYFW	First Western Financial, Inc.	SW	32.11	9,729	312.4	32.45	20.40	30.99	3.61	42.33	19.77	1.55	1.57	28.10	24.87	333.10	3,240,717
FSBC	Five Star Bancorp	WE	48.69	21,376	1,040.8	48.94	28.32	46.79	4.06	70.60	36.08	3.15	3.19	21.45	21.45	235.39	5,031,751
FLG	Flagstar Bank, National Association	MA	14.94	416,815	6,227.2	15.37	10.55	15.03	-0.60	40.94	18.67	-0.22	0.17	18.28	17.42	209.04	87,129,000
FRBT	Forbright, Inc.	MA	18.29	49,688	908.8	18.65	17.48	18.00	1.61	1.05	1.05	NA	NA	20.35	19.58	165.70	8,233,060
FRAF	Franklin Financial Services Corporation	MA	62.60	4,493	281.3	64.67	34.46	63.11	-0.81	80.79	24.70	5.34	5.27	39.78	37.78	511.35	2,297,518
FSBW	FS Bancorp, Inc.	WE	43.40	5,312	230.5	44.22	36.66	42.34	2.50	10.21	5.42	4.29	4.52	41.84	40.06	603.12	3,203,515
FULT	Fulton Financial Corporation	MA	24.19	191,134	4,623.5	24.44	16.60	23.66	2.24	34.09	25.14	2.10	2.22	18.52	15.11	168.66	32,237,438
FVCB	FVCBankcorp, Inc.	SE	17.50	17,997	314.9	18.41	11.73	17.24	1.51	48.31	25.81	1.28	1.28	14.47	14.06	129.77	2,335,434
GBFH	GBank Financial Holdings Inc.	WE	30.31	14,470	438.6	44.00	23.87	29.23	3.69	-14.40	-10.56	1.23	1.29	11.58	11.58	96.32	1,393,812
GABC	German American Bancorp, Inc.	MW	47.46	37,564	1,782.8	48.94	36.56	45.91	3.38	23.24	21.13	3.61	3.84	31.27	20.44	223.15	8,382,458
GBCI	Glacier Bancorp, Inc.	WE	51.58	130,143	6,712.8	53.99	39.90	49.64	3.91	19.73	17.09	2.14	2.42	32.65	21.29	243.84	31,734,082
GSBC	Great Southern Bancorp, Inc.	MW	78.41	10,893	854.1	79.76	53.76	75.87	3.35	33.40	27.37	6.31	6.27	58.27	57.39	522.10	5,687,322
HWC	Hancock Whitney Corporation	SE	74.72	81,158	6,064.1	75.43	54.05	71.97	3.82	30.17	17.34	4.87	5.96	54.46	42.26	437.94	35,542,126
HAFC	Hanmi Financial Corporation	WE	32.40	29,537	957.0	32.77	22.00	31.99	1.28	31.28	19.87	2.68	2.64	26.93	26.50	265.40	7,839,227
HNVR	Hanover Bancorp, Inc.	MA	23.32	7,157	166.9	24.55	19.91	23.45	-0.55	1.88	0.91	1.05	1.30	27.44	24.74	331.29	2,370,949
HAPN	Happen, Inc.	WE	20.74	115,351	2,392.4	21.67	11.75	18.96	9.39	72.40	9.50	1.49	1.51	13.19	11.90	103.51	11,939,839
HWBK	Hawthorn Bancshares, Inc.	MW	39.30	6,897	271.0	40.23	27.50	39.87	-1.43	34.87	12.67	3.49	3.48	25.46	25.46	269.10	1,855,860
HBT	HBT Financial, Inc.	MW	31.99	36,381	1,163.8	32.14	22.36	31.13	2.76	26.89	23.75	2.18	2.68	20.54	17.01	186.19	6,773,724
HFWA	Heritage Financial Corporation	WE	29.62	41,219	1,220.9	29.67	21.32	28.73	3.10	24.24	25.24	2.04	2.38	27.05	19.07	206.18	8,498,404
HTH	Hilltop Holdings Inc.	SW	38.78	58,530	2,269.8	40.41	29.20	38.68	0.26	27.78	14.26	2.64	NA	36.63	31.97	268.27	15,701,856
HIFS	Hingham Institution for Savings	NE	307.15	2,197	674.9	338.00	235.17	291.36	5.42	23.68	8.17	22.81	16.50	220.06	220.06	2069.77	4,547,809
HBCP	Home Bancorp, Inc.	SW	68.52	7,843	537.4	69.40	49.49	67.56	1.42	32.33	18.55	5.95	6.14	56.73	46.04	453.25	3,554,643
HOMB	Home BancShares, Inc.	SE	28.55	201,413	5,750.4	30.83	25.50	28.18	1.31	0.32	2.77	2.43	2.42	22.15	14.87	115.19	23,201,679
HFBL	Home Federal Bancorp, Inc. of Louisiana	SW	20.99	2,964	61.6	20.99	12.83	20.06	4.63	54.34	16.61	1.92	1.99	18.96	17.74	216.46	641,649
HTB	HomeTrust Bancshares, Inc.	SE	49.89	16,589	827.6	49.91	36.98	48.85	2.13	33.36	16.19	3.87	3.87	35.26	32.96	264.42	4,386,341
HOPE	Hope Bancorp, Inc.	WE	13.68	127,839	1,748.8	13.69	9.44	13.21	3.56	27.49	24.82	0.52	0.90	17.86	13.71	145.94	18,656,864
HBNC	Horizon Bancorp, Inc.	MW	19.98	51,330	1,025.6	20.31	14.84	19.68	1.52	29.91	17.81	-3.18	2.19	13.69	10.52	127.88	6,564,216
HYNE	Hoyne Bancorp, Inc.	MW	16.74	8,097	135.5	16.86	13.35	16.42	1.98	19.57	15.53	NA	NA	19.89	19.88	58.94	477,222
HBAN	Huntington Bancshares Incorporated	MW	17.73	2,027,131	35,941.0	19.46	14.89	17.40	1.90	5.79	2.19	1.30	1.51	14.63	9.44	140.78	285,372,000
INDB	Independent Bank Corp.	NE	83.72	48,327	4,045.9	87.00	61.19	82.96	0.92	33.13	14.56	5.04	6.02	72.92	47.86	512.83	24,783,580
IBCP	Independent Bank Corporation	MW	36.07	20,606	743.3	39.17	29.63	35.21	2.44	11.29	10.88	3.35	3.45	24.80	23.38	269.70	5,557,509
IBOC	International Bancshares Corporation	SW	75.95	62,181	4,722.7	78.46	63.20	75.92	0.04	14.11	14.31	6.70	6.68	52.88	48.34	270.60	16,826,407
ISTR	Investar Holding Corporation	SW	29.96	13,794	413.3	31.77	19.17	29.88	0.27	55.07	12.13	2.28	2.44	27.97	22.72	280.94	3,875,115
ISBA	Isabella Bank Corporation	MW	39.50	7,333	289.6	58.83	28.49	39.99	-1.23	31.01	-21.00	2.71	2.76	31.90	25.32	307.12	2,251,956
JMSB	John Marshall Bancorp, Inc.	SE	21.80	14,044	306.2	22.73	18.02	21.89	-0.41	17.65	9.05	1.59	1.57	19.00	19.00	167.50	2,352,350
JPM	JPMorgan Chase & Co.	MA	327.33	2,679,511	877,084.5	343.45	279.10	334.14	-2.04	12.91	1.59	20.88	20.84	128.38	107.78	1828.87	4,900,475,000
KRNY	Kearny Financial Corp.	MA	9.46	62,933	595.3	9.48	5.76	8.81	7.38	46.44	27.67	0.57	0.56	11.79	10.02	120.89	7,607,656
KEY	KeyCorp	MW	23.05	1,079,369	24,879.4	23.72	16.47	23.02	0.13	32.32	11.68	1.63	1.63	16.08	13.55	174.79	188,663,000
LSBK	Lake Shore Bancorp, Inc.	MA	17.81	7,369	131.2	17.96	11.23	16.85	5.70	52.73	21.49	1.09	1.08	18.11	18.11	97.98	722,011
LKFN	Lakeland Financial Corporation	MW	61.72	24,914	1,537.7	69.40	54.36	61.27	0.73	0.44	8.17	4.27	4.26	30.04	29.84	284.33	7,083,680
LARK	Landmark Bancorp, Inc.	MW	30.71	6,098	187.3	32.39	22.56	30.00	2.37	21.96	17.26	3.12	3.27	26.50	20.89	263.35	1,605,787
LCNB	LCNB Corp.	MW	17.59	14,246	250.6	18.52	14.11	17.39	1.15	21.06	7.32	1.61	1.68	19.36	12.55	157.09	2,237,836

Exhibit 1A

Weekly Bank and Thrift Market Line - Part One

Prices As of June 30, 2026

			Market Capitalization			Price Change Data						Current Per Share Financials
			Price/ Share(1)	Shares Outstanding	Market Capitalization	52 Week (1)		Last Wk	% Change From			LTM EPS (3)	LTM Core EPS (3)	BV/ Share	TBV/ Share (4)	Assets/ Share	Assets
						High	Low		Last Wk	52 Wks (2)	MRY (2)
			($)	(000)	($Mil)	($)	($)	($)	(%)	(%)	(%)	($)	($)	($)	($)	($)
Companies
LOB	Live Oak Bancshares, Inc.	SE	40.84	46,262	1,889.4	42.89	29.36	39.88	2.41	37.05	18.89	2.61	2.24	25.55	NA	330.72	15,300,033
MTB	M&T Bank Corporation	MA	238.01	146,445	34,855.4	239.83	174.76	231.24	2.93	22.69	18.13	17.86	17.53	173.83	115.83	1466.32	214,736,000
MGYR	Magyar Bancorp, Inc.	MA	17.45	6,463	112.8	20.00	16.02	17.90	-2.51	4.68	0.98	1.78	1.78	19.19	19.11	165.32	1,068,398
MNSB	MainStreet Bancshares, Inc.	SE	24.69	7,117	169.2	25.19	17.86	24.51	0.73	30.63	21.27	1.99	2.14	25.63	25.63	312.37	2,223,293
MBBC	Marathon Bancorp, Inc.	MW	15.28	2,951	45.1	15.79	9.96	14.97	2.10	53.41	25.66	0.43	0.43	16.11	16.11	84.39	249,023
MCHB	Mechanics Bancorp	WE	15.90	221,401	3,520.3	16.03	12.42	15.31	3.85	43.80	8.68	1.14	0.96	12.06	7.53	96.61	21,388,955
MBWM	Mercantile Bank Corporation	MW	57.42	17,274	991.9	57.58	42.75	54.91	4.57	23.72	19.38	5.57	5.78	42.66	37.34	402.04	6,945,035
MBIN	Merchants Bancorp	MW	50.00	45,935	2,296.8	51.47	28.75	49.86	0.28	51.19	46.80	4.10	4.10	38.73	38.55	442.40	20,321,782
MRBK	Meridian Corporation	MA	20.03	11,890	238.2	21.67	12.56	19.55	2.46	55.39	13.94	1.85	1.83	16.86	16.26	216.70	2,576,581
MCBS	MetroCity Bankshares, Inc.	SE	35.89	28,660	1,028.6	36.20	24.53	34.81	3.10	25.58	35.23	2.77	2.96	19.34	16.56	163.58	4,688,347
MCB	Metropolitan Bank Holding Corp.	MA	98.76	12,395	1,224.1	100.00	64.66	97.06	1.75	41.09	29.33	8.12	8.07	76.53	75.74	713.54	8,844,124
MPB	Mid Penn Bancorp, Inc.	MA	34.84	25,345	883.0	35.22	26.50	34.00	2.47	23.55	12.31	2.20	2.95	35.08	27.56	274.80	6,964,809
MSBI	Midland States Bancorp, Inc.	MW	31.14	20,730	645.5	31.49	14.24	30.20	3.11	79.79	47.09	1.18	2.19	21.54	20.76	315.87	6,547,963
MVBF	MVB Financial Corp.	SE	29.01	12,850	372.8	29.59	22.14	28.25	2.69	28.76	12.31	2.18	-0.30	26.07	25.91	258.55	3,322,298
NBHC	National Bank Holdings Corporation	SW	44.43	44,791	1,990.1	45.41	35.06	44.01	0.95	18.13	16.89	2.68	3.21	37.25	25.63	281.63	12,614,408
NKSH	National Bankshares, Inc.	SE	36.33	6,363	231.2	40.00	27.00	36.66	-0.90	33.57	8.35	2.75	3.05	29.43	27.52	287.43	1,828,993
NBBK	NB Bancorp, Inc.	NE	21.13	41,503	877.0	22.86	16.76	20.72	1.98	18.31	6.61	1.37	1.74	18.83	18.00	174.12	7,226,437
NBTB	NBT Bancorp Inc.	MA	49.37	52,010	2,567.7	49.98	39.20	48.10	2.64	18.82	18.91	3.51	3.98	36.81	27.05	311.56	16,204,406
NEWT	NewtekOne, Inc.	SE	14.81	28,859	427.4	15.34	9.59	14.14	4.74	31.29	30.48	2.27	-0.20	12.36	11.85	100.03	2,886,767
NIC	Nicolet Bankshares, Inc.	MW	165.39	21,252	3,514.9	165.55	114.12	152.35	8.56	33.94	36.35	8.53	NA	105.07	59.79	732.85	15,574,490
NBN	Northeast Bank	NE	132.53	8,555	1,133.8	142.31	80.75	127.99	3.55	48.93	27.52	11.67	11.66	66.35	66.33	588.41	5,034,096
NECB	Northeast Community Bancorp, Inc.	MA	27.74	12,393	343.8	28.94	19.27	26.64	4.13	19.34	22.69	3.22	3.21	25.79	25.79	163.41	2,025,127
NTRS	Northern Trust Corporation	MW	173.84	185,047	32,168.6	178.70	118.99	176.26	-1.37	37.11	27.27	9.55	9.61	65.40	61.25	943.40	174,574,300
NPB	Northpointe Bancshares, Inc.	MW	19.18	34,582	663.3	19.48	13.54	18.16	5.62	39.90	14.30	2.22	2.23	16.38	16.34	213.87	7,395,877
NRIM	Northrim BanCorp, Inc.	WE	27.74	22,245	617.1	30.82	19.60	26.09	6.32	18.98	4.25	2.88	2.45	15.10	12.71	150.82	3,354,908
NWBI	Northwest Bancshares, Inc.	MW	15.16	146,315	2,218.1	15.34	11.25	14.86	2.02	18.62	26.33	0.93	1.19	13.02	9.72	115.55	16,907,049
NWFL	Norwood Financial Corp.	MA	32.15	10,833	348.3	32.86	23.70	31.00	3.71	24.71	14.62	2.72	3.19	26.07	22.43	269.30	2,917,254
OVLY	Oak Valley Bancorp	WE	33.75	8,274	279.2	35.97	25.41	34.04	-0.87	23.88	12.26	2.88	2.86	24.50	24.11	242.95	2,010,299
OCFC	OceanFirst Financial Corp.	MA	19.53	96,700	1,888.6	20.61	16.09	18.54	5.34	10.90	8.80	1.17	1.49	28.98	19.86	150.53	14,556,336
OFG	OFG Bancorp	MA	49.07	42,258	2,073.6	49.69	35.71	48.03	2.17	14.65	19.74	4.84	4.92	32.35	30.14	285.10	12,047,903
OVBC	Ohio Valley Banc Corp.	MW	43.43	4,711	204.6	54.96	28.92	49.48	-12.23	34.75	8.63	3.28	3.91	36.36	34.80	356.08	1,677,502
ONB	Old National Bancorp	MW	25.90	386,373	10,007.1	26.17	19.39	25.32	2.29	21.37	16.09	1.94	2.42	21.40	13.93	188.94	73,002,651
OSBC	Old Second Bancorp, Inc.	MW	23.32	51,432	1,199.4	23.55	16.43	22.57	3.32	31.45	19.59	1.68	1.96	17.29	14.35	133.17	6,849,221
OPBK	OP Bancorp	WE	14.99	14,894	223.3	15.73	12.41	14.69	2.04	15.40	6.16	1.82	1.82	15.62	NA	181.19	2,698,627
OPHC	OptimumBank Holdings, Inc.	SE	5.84	12,268	71.6	5.90	3.91	5.76	1.39	30.65	37.41	0.74	0.74	7.35	7.35	103.42	1,268,735
OBT	Orange County Bancorp, Inc.	MA	36.78	13,408	493.1	40.10	22.98	36.50	0.77	42.34	28.83	3.40	3.09	21.75	21.32	201.79	2,705,620
OBK	Origin Bancorp, Inc.	SW	51.15	30,904	1,580.7	52.00	32.13	50.44	1.41	43.12	36.00	2.58	2.99	40.81	35.61	329.67	10,188,144
ORRF	Orrstown Financial Services, Inc.	MA	40.83	19,648	802.2	41.52	31.51	39.75	2.72	28.28	15.27	4.37	4.69	30.76	25.38	283.85	5,576,972
PRK	Park National Corporation	MW	182.99	18,096	3,311.4	184.52	149.06	179.21	2.11	9.40	20.25	10.91	11.95	93.93	77.21	717.50	12,983,967
PKBK	Parke Bancorp, Inc.	MA	33.16	11,731	389.0	33.26	19.71	32.62	1.66	62.79	32.43	3.50	3.50	28.58	28.58	188.64	2,212,935
PBHC	Pathfinder Bancorp, Inc.	MA	15.88	6,256	99.4	17.40	12.06	16.10	-1.37	3.52	12.54	-0.40	0.10	19.75	18.11	227.28	1,421,982
CASH	Pathward Financial, Inc.	MW	87.06	21,110	1,837.8	101.26	65.87	84.99	2.44	10.04	22.62	8.42	8.53	39.92	25.45	336.92	7,112,399
PNBK	Patriot National Bancorp, Inc.	NE	0.96	117,670	112.7	2.00	0.86	1.10	-12.95	-37.01	-47.39	-0.13	-0.13	0.77	0.76	10.00	1,176,794
PCB	PCB Bancorp	WE	28.37	14,149	401.4	28.55	19.70	27.14	4.53	35.22	31.04	2.78	2.79	23.02	22.96	240.03	3,396,193
PGC	Peapack-Gladstone Financial Corporation	MA	47.33	17,505	828.5	48.31	24.42	45.80	3.34	67.54	69.95	2.48	2.47	37.79	35.26	439.82	7,698,965
PEBO	Peoples Bancorp Inc.	MW	38.41	35,923	1,379.8	38.84	27.49	37.30	2.98	25.77	27.91	3.12	3.38	33.85	22.97	268.57	9,648,087
PEBK	Peoples Bancorp of North Carolina, Inc.	SE	43.09	5,310	228.8	45.78	26.81	44.01	-2.09	49.36	19.03	3.63	3.29	28.95	28.95	326.66	1,734,478
PFIS	Peoples Financial Services Corp.	MA	66.37	10,011	664.4	67.75	43.64	64.24	3.32	34.43	36.26	5.85	6.49	52.50	42.29	541.74	5,423,330
PNFP	Pinnacle Financial Partners, Inc.	SE	100.88	150,401	15,172.4	120.46	81.08	96.03	5.05	-8.63	5.73	7.21	8.99	91.42	61.18	816.26	122,766,000
PLBC	Plumas Bancorp	WE	58.44	6,968	407.2	59.99	39.70	57.50	1.63	31.44	30.77	4.72	5.17	38.05	33.07	315.73	2,200,075
PDLB	Ponce Financial Group, Inc.	MA	19.94	24,188	482.3	20.05	13.65	19.67	1.37	44.08	21.96	1.30	1.26	13.49	13.49	136.46	3,300,757
BPOP	Popular, Inc.	MA	164.18	64,538	10,595.8	169.14	108.74	165.06	-0.53	48.97	31.85	13.54	13.13	97.27	84.98	1179.64	76,131,018
PFBC	Preferred Bank	WE	106.26	11,842	1,258.3	106.65	81.50	101.78	4.40	22.78	12.53	10.73	10.72	65.04	65.01	646.40	7,654,637
FRST	Primis Financial Corp.	SE	16.37	24,772	405.5	16.77	9.55	15.65	4.60	50.88	17.69	1.88	0.53	17.25	13.47	171.83	4,256,668
BPRN	Princeton Bancorp, Inc.	MA	37.95	6,811	258.5	38.40	29.70	37.41	1.44	24.26	9.40	2.86	2.98	40.26	37.76	330.89	2,253,767
PB	Prosperity Bancshares, Inc.	SW	73.03	100,855	7,365.4	77.20	61.07	72.32	0.98	3.97	5.67	5.52	5.96	81.40	42.39	432.50	43,619,183
PROV	Provident Financial Holdings, Inc.	WE	17.20	6,254	107.6	17.42	14.95	17.11	0.53	10.97	8.11	0.92	0.96	20.02	20.02	194.70	1,217,624
PFS	Provident Financial Services, Inc.	MA	23.64	130,314	3,080.6	23.98	17.40	23.38	1.11	34.85	19.70	2.35	2.56	21.97	16.04	193.39	25,201,690
QCRH	QCR Holdings, Inc.	MW	97.35	16,510	1,607.2	98.76	66.16	95.54	1.89	43.37	16.87	7.98	8.20	68.04	59.18	582.30	9,613,695
RBB	RBB Bancorp	WE	27.42	16,936	464.3	27.44	16.74	25.85	6.05	59.30	32.82	2.36	2.17	31.10	26.77	247.66	4,194,312
RRBI	Red River Bancshares, Inc.	SW	91.28	6,585	601.1	98.85	58.12	90.53	0.83	55.50	27.79	6.68	6.64	56.76	56.53	508.24	3,346,600
RF	Regions Financial Corporation	SE	30.20	853,380	25,772.1	31.53	22.70	29.29	3.11	28.40	11.44	2.40	2.43	20.41	13.54	188.36	160,741,000
RNST	Renasant Corporation	SE	42.54	92,272	3,925.3	43.96	33.04	42.75	-0.49	18.40	20.78	2.41	3.08	41.63	25.00	293.78	27,107,274
RBCA.A	Republic Bancorp, Inc.	MW	90.43	19,618	1,774.0	91.09	63.97	87.14	3.78	23.69	31.08	6.48	6.35	57.78	55.64	369.73	7,253,279
RMBI	Richmond Mutual Bancorporation, Inc.	MW	15.88	9,691	153.9	16.59	12.77	15.22	4.34	15.07	13.11	1.25	1.35	13.80	13.80	156.76	1,519,216
RVSB	Riverview Bancorp, Inc.	WE	5.43	20,285	110.1	6.22	4.74	5.72	-5.07	-1.27	8.17	-0.21	0.23	7.08	5.76	72.16	1,463,809
STBA	S&T Bancorp, Inc.	MA	49.08	35,977	1,765.7	49.99	34.01	48.16	1.91	29.77	24.73	3.57	3.58	39.46	29.10	276.40	9,944,003
SBFG	SB Financial Group, Inc.	MW	25.27	6,275	158.6	25.67	18.00	23.15	9.16	32.30	13.47	2.55	2.57	22.86	18.25	255.71	1,604,598
SBCF	Seacoast Banking Corporation of Florida	SE	33.25	96,221	3,199.4	35.55	27.13	31.70	4.89	20.38	5.82	1.52	2.42	27.83	15.61	219.76	21,145,147
SFBS	ServisFirst Bancshares, Inc.	SE	86.75	54,664	4,742.1	90.64	67.20	82.94	4.59	11.92	20.84	5.42	5.61	34.98	34.73	332.42	18,171,287
SHBI	Shore Bancshares, Inc.	MA	22.95	33,456	767.8	23.45	14.93	22.48	2.09	45.99	29.81	1.88	2.06	18.02	15.30	185.50	6,206,063
BSRR	Sierra Bancorp	WE	40.76	12,906	526.0	41.26	26.49	40.55	0.52	37.29	24.72	3.43	3.42	27.78	25.69	290.92	3,754,462
SFNC	Simmons First National Corporation	SE	22.65	145,064	3,285.7	23.12	17.00	22.48	0.76	19.46	20.16	-2.56	2.01	23.70	14.03	170.22	24,692,783
SMBK	SmartFinancial, Inc.	SE	46.92	17,098	802.3	47.97	32.64	45.74	2.58	38.90	26.85	3.12	3.27	32.87	27.32	345.51	5,907,685
SFBC	Sound Financial Bancorp, Inc.	WE	43.11	2,557	110.2	48.85	40.68	43.24	-0.30	-6.28	-1.19	2.93	2.93	43.00	42.69	434.96	1,112,051
SPFI	South Plains Financial, Inc.	SW	43.09	19,146	824.9	45.09	35.34	41.63	3.50	19.55	11.04	3.57	3.66	30.90	29.65	242.68	4,646,374
SFST	Southern First Bancshares, Inc.	SE	61.10	9,455	577.7	62.38	38.03	59.72	2.31	60.66	18.59	4.26	4.31	46.00	46.00	484.22	4,578,402
SMBC	Southern Missouri Bancorp, Inc.	MW	76.21	11,016	839.5	77.40	47.60	73.70	3.41	39.12	28.91	5.99	6.29	52.07	45.84	466.74	5,141,464
SBSI	Southside Bancshares, Inc.	SW	35.19	29,752	1,047.0	35.38	26.32	34.49	2.03	19.57	15.79	2.36	3.24	28.73	21.94	295.85	8,802,182
SSB	SouthState Bank Corporation	SE	99.90	97,938	9,784.0	108.46	84.48	98.82	1.09	8.55	6.15	9.27	10.35	92.21	56.90	694.11	67,979,223
SRBK	SR Bancorp, Inc.	MA	19.68	7,730	152.1	19.70	13.40	19.32	1.86	45.78	25.03	0.59	0.57	22.63	19.46	147.92	1,143,450
STT	State Street Corporation	NE	169.60	276,767	46,939.7	175.46	101.98	173.73	-2.38	59.49	31.46	9.86	11.78	87.33	54.85	1416.95	392,165,000
SYBT	Stock Yards Bancorp, Inc.	MW	76.47	31,069	2,375.8	83.83	61.51	74.24	3.00	-3.18	17.74	4.86	4.94	37.37	30.41	304.71	9,466,856
SSBI	Summit State Bank	WE	13.56	6,772	91.8	14.00	9.90	13.97	-2.93	25.09	16.60	0.89	0.89	15.16	14.76	147.07	995,922

Exhibit 1A

Weekly Bank and Thrift Market Line - Part One

Prices As of June 30, 2026

			Market Capitalization			Price Change Data						Current Per Share Financials
			Price/ Share(1)	Shares Outstanding	Market Capitalization	52 Week (1)		Last Wk	% Change From			LTM EPS (3)	LTM Core EPS (3)	BV/ Share	TBV/ Share (4)	Assets/ Share	Assets
						High	Low		Last Wk	52 Wks (2)	MRY (2)
			($)	(000)	($Mil)	($)	($)	($)	(%)	(%)	(%)	($)	($)	($)	($)	($)
Companies
TCBI	Texas Capital Bancshares, Inc.	SW	103.26	43,671	4,509.5	108.92	75.41	101.35	1.88	30.05	14.05	7.44	7.55	75.71	75.67	766.79	33,486,484
TCBS	Texas Community Bancshares, Inc.	SW	17.60	2,700	47.5	20.00	15.10	18.48	-4.76	9.66	-2.06	1.09	1.09	18.80	18.80	159.40	430,446
TBBK	The Bancorp, Inc.	MA	62.64	41,634	2,608.0	81.65	50.20	59.17	5.86	9.95	-7.23	5.14	5.11	16.65	16.63	237.75	9,898,764
BNY	The Bank of New York Mellon Corporation	MA	144.61	686,379	99,257.3	148.50	89.64	147.29	-1.82	58.72	24.57	8.07	8.12	57.48	29.01	818.09	561,517,000
FNLC	The First Bancorp, Inc.	NE	34.82	11,276	392.6	35.93	24.08	33.86	2.84	37.03	31.69	3.24	3.24	25.44	22.71	283.86	3,200,763
PNC	The PNC Financial Services Group, Inc.	MA	246.22	401,565	98,873.2	249.01	176.88	238.67	3.16	32.08	17.96	17.21	17.21	143.65	108.39	1501.70	603,028,000
TCBX	Third Coast Bancshares, Inc.	SW	40.40	16,592	670.3	43.84	32.48	39.87	1.33	23.66	6.29	3.89	4.13	35.28	31.96	396.70	6,582,073
TSBK	Timberland Bancorp, Inc.	WE	44.81	7,828	350.8	45.28	30.52	43.85	2.19	43.62	25.17	3.91	3.82	34.61	32.65	261.42	2,046,386
TMP	Tompkins Financial Corporation	MA	94.52	14,383	1,359.5	94.86	61.21	91.92	2.83	50.68	30.34	11.24	5.45	NA	NA	#VALUE!	NA
TOWN	TowneBank	SE	36.24	91,298	3,308.6	37.86	31.91	35.54	1.97	6.03	8.60	2.08	3.06	31.31	21.49	244.90	22,358,708
TCBK	TriCo Bancshares	WE	53.85	31,911	1,718.4	54.17	39.69	52.67	2.24	33.00	13.68	3.95	3.98	41.49	31.82	311.75	9,948,211
TFIN	Triumph Financial, Inc.	SW	76.31	23,806	1,816.7	77.90	46.43	73.97	3.16	38.47	21.84	1.19	1.27	38.05	21.21	288.86	6,876,715
TFC	Truist Financial Corporation	SE	49.82	1,245,879	62,069.7	56.20	40.79	49.67	0.30	15.89	1.24	4.03	4.36	47.60	32.89	440.63	548,975,000
TRST	TrustCo Bank Corp NY	MA	54.91	17,475	959.5	55.60	32.62	53.57	2.50	64.30	32.86	3.41	3.41	38.32	38.29	372.41	6,507,879
TRMK	Trustmark Corporation	SE	46.01	58,606	2,696.4	46.76	35.96	45.64	0.81	26.19	18.13	3.78	3.78	36.28	30.58	323.99	18,987,324
USB	U.S. Bancorp	MW	60.40	1,557,732	94,087.0	61.88	43.46	60.05	0.58	33.48	13.19	4.77	5.05	37.94	28.76	450.01	700,998,000
UMBF	UMB Financial Corporation	MW	142.76	75,979	10,846.7	145.69	103.07	139.48	2.35	35.76	24.10	11.27	12.91	99.15	68.86	956.51	72,674,161
UNB	Union Bankshares, Inc.	NE	24.26	4,614	111.9	29.49	20.65	24.74	-1.94	-8.87	2.23	2.51	2.44	17.46	16.98	352.22	1,625,145
UBCP	United Bancorp, Inc.	MW	15.88	5,781	91.8	17.34	12.47	15.70	1.15	9.52	10.66	1.35	1.26	11.30	11.18	148.50	858,499
UBSI	United Bankshares, Inc.	SE	45.83	137,475	6,300.5	46.50	34.10	45.29	1.19	25.80	19.35	3.57	3.55	39.65	24.84	245.18	33,705,380
UCB	United Community Banks, Inc.	SE	35.09	119,687	4,199.8	36.77	28.65	34.04	3.08	17.79	12.40	2.72	2.85	30.54	22.43	235.42	28,176,582
UNTY	Unity Bancorp, Inc.	MA	58.69	10,041	589.3	60.86	44.34	56.55	3.78	24.66	13.48	5.94	5.46	35.66	35.46	301.50	3,027,327
UVSP	Univest Financial Corporation	MA	43.75	27,846	1,218.3	44.78	27.91	42.89	2.01	45.64	33.63	3.33	3.31	34.06	27.71	292.38	8,141,582
USCB	USCB Financial Holdings, Inc.	SE	20.46	18,264	373.7	20.93	16.06	19.75	3.59	23.70	11.07	1.43	1.75	12.23	12.23	155.81	2,845,735
VLY	Valley National Bancorp	MA	14.65	554,131	8,118.0	14.94	8.82	14.38	1.88	64.05	25.43	1.11	1.12	13.48	9.98	116.34	64,466,585
VABK	Virginia National Bankshares Corporation	SE	44.38	5,423	240.7	48.58	36.60	44.61	-0.52	19.95	11.37	3.69	3.84	34.39	32.51	303.95	1,648,164
WAFD	WaFd, Inc.	WE	38.37	73,888	2,835.1	38.59	26.31	37.26	2.98	31.05	19.79	3.06	3.15	36.30	30.27	373.11	27,568,785
WASH	Washington Trust Bancorp, Inc.	NE	36.48	19,066	695.5	37.08	25.23	35.62	2.41	29.00	23.45	2.73	2.76	28.72	25.14	338.79	6,459,196
WSBF	Waterstone Financial, Inc.	MW	20.73	17,210	356.8	20.80	13.08	19.48	6.42	50.11	25.26	1.66	1.66	19.19	19.15	130.81	2,251,218
WFC	Wells Fargo & Company	WE	82.64	3,060,189	252,894.1	97.76	72.78	84.13	-1.77	3.15	-11.33	6.48	6.18	53.21	44.58	720.79	2,205,752,000
WSBC	WesBanco, Inc.	SE	39.03	96,181	3,753.9	39.25	29.18	37.28	4.69	23.40	17.42	3.10	3.82	40.01	22.16	285.74	27,482,455
WTBA	West Bancorporation, Inc.	MW	26.53	17,028	451.8	27.35	17.31	25.63	3.51	35.15	19.56	2.06	2.24	15.90	15.90	235.55	4,010,973
WABC	Westamerica Bancorporation	WE	58.67	23,488	1,378.0	59.66	44.93	58.78	-0.19	21.12	22.66	4.49	4.50	37.35	32.20	249.68	5,864,450
WAL	Western Alliance Bancorporation	WE	82.20	107,785	8,860.0	97.23	65.82	80.68	1.88	5.41	-2.22	8.59	7.46	67.01	61.10	917.13	98,853,000
WNEB	Western New England Bancorp, Inc.	NE	14.30	19,972	285.6	14.61	9.20	14.04	1.85	54.93	13.31	0.89	0.88	12.26	11.59	138.42	2,764,537
WTFC	Wintrust Financial Corporation	MW	160.72	67,448	10,840.2	163.36	119.61	157.47	2.06	29.63	14.95	11.93	12.15	103.10	89.90	1069.83	72,157,433
WSFS	WSFS Financial Corporation	MA	76.73	52,044	3,993.3	78.39	49.92	76.00	0.96	39.51	38.90	5.62	5.95	52.24	33.80	424.77	22,106,915
ZION	Zions Bancorporation, National Association	SW	69.19	147,092	10,177.3	69.84	46.19	68.49	1.02	33.21	18.19	6.43	6.11	49.16	41.75	597.97	87,957,000
MHCs
BSBK	Bogota Financial Corp.	MA	9.03	12,505	112.9	9.50	7.68	9.13	-1.10	15.92	6.86	0.17	0.17	11.00	11.00	70.15	877,245
CLBK	Columbia Financial, Inc.	MA	21.22	104,143	2,209.9	21.31	13.66	19.82	7.06	46.24	36.55	0.55	0.59	11.27	NA	105.72	11,010,507
GCBC	Greene County Bancorp, Inc.	MA	33.59	17,025	571.9	33.92	21.25	28.71	17.00	51.17	51.10	2.29	NA	15.72	15.72	186.85	3,181,155
KFFB	Kentucky First Federal Bancorp	MW	5.08	8,087	41.1	5.48	2.80	4.86	4.63	74.57	9.25	0.17	0.17	6.14	6.14	46.32	374,541
PBFS	Pioneer Bancorp, Inc.	MA	17.07	24,428	417.0	19.42	11.89	17.04	0.18	41.90	26.63	0.81	0.87	13.10	12.62	90.92	2,221,002
RBKB	Rhinebeck Bancorp, Inc.	MA	17.31	10,892	188.2	17.99	9.41	17.23	0.46	47.57	44.01	0.91	0.91	12.43	12.22	117.97	1,284,867
TFSL	TFS Financial Corporation	MW	17.72	278,807	4,940.5	17.77	12.54	16.88	4.98	36.83	32.44	0.33	0.33	6.85	6.82	62.69	17,479,670
WSBK	Winchester Bancorp, Inc.	NE	13.14	9,295	122.1	13.39	8.93	12.92	1.70	46.82	25.74	0.46	0.31	12.82	12.82	113.72	1,057,104
Under Acquisition
AFBI	Affinity Bancshares, Inc.	SE	22.60	6,095	137.7	22.60	18.32	22.54	0.27	22.96	10.41	1.37	1.43	21.24	18.30	151.71	924,677
FBIZ	First Business Financial Services, Inc.	MW	63.17	8,362	528.2	63.88	45.90	62.03	1.84	24.69	16.34	6.07	6.05	44.12	42.76	516.71	4,320,855
FSEA	First Seacoast Bancorp, Inc.	NE	16.86	4,358	73.5	17.00	10.13	16.90	-0.21	48.02	27.73	-0.22	-0.21	13.34	13.30	135.12	588,809
FSUN	FirstSun Capital Bancorp	SW	38.78	44,124	1,812.4	42.34	29.95	37.05	4.67	11.60	3.04	3.39	NA	42.08	38.57	194.12	8,565,123
NFBK	Northfield Bancorp, Inc.	MA	14.73	41,764	615.2	15.01	9.91	14.53	1.38	28.31	28.87	0.12	0.97	16.63	16.63	137.32	5,735,202
NSTS	NSTS Bancorp, Inc.	MW	13.76	4,921	67.7	13.84	10.72	13.74	0.15	11.60	6.25	-0.02	-0.02	15.20	15.20	54.93	270,318
STEL	Stellar Bancorp, Inc.	SW	39.32	50,921	2,002.2	40.21	27.88	38.89	1.11	40.53	27.08	2.05	2.43	32.76	21.69	213.85	10,889,356
WBS	Webster Financial Corporation	NE	76.42	162,026	12,382.1	76.44	52.69	75.90	0.69	39.96	21.42	6.11	6.34	57.33	37.59	528.21	85,584,588

(1)	Average of High/Low or Bid/Ask price per share.
(2)	Or since offering price if converted of first listed in the past 52 weeks. Percent change figures are actual year-to-date and are not annualized.
(3)	EPS (earnings per share) is based on actual trailing 12 month data and is not shown on a pro forma basis.
(4)	Excludes intangibles (such as goodwill, value of core deposits, etc.).
(5)	ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing 12 month common earnings and average common equity and total assets balances.
(6)	Annualized based on last regular quarterly cash dividend announcement.
(7)	Indicated dividend as a percent of trailing 12 month earnings.
(8)	Excluded from averages due to actual or rumored acquisition activities or unusual operating characteristics.
(9)	For MHC institutions, market value reflects share price multiplied by public (non-MHC) shares.

Exhibit 1B

Weekly Bank and Thrift Market Line - Part Two

Prices As of June 30, 2026

			Key Financial Ratios						Asset Quality Ratios		Pricing Ratios					Dividend Data (6)
			Equity/	Tang Equity/	Reported Earnings		Core Earnings		NPAs/	Rsvs/	Price/	Price/	Price/	Price/	Price/	Div/	Dividend	Payout
			Assets(1)	Assets(1)	ROA(5)	ROE(5)	ROA(5)	ROE(5)	Assets	NPLs	Earnings	Book	Assets	Tang Book	Core Earnings	Share	Yield	Ratio (7)
			(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(x)	(%)	(%)	(%)	(x)	($)	(%)	(%)
Companies
SRCE	1st Source Corporation	MW	14.49	13.70	1.78	12.44	1.86	13.53	0.80	230.14	12.51	153.65	21.65	164.44	11.98	1.72	2.11	24.69
ACNB	ACNB Corporation	MA	13.01	10.67	1.56	12.47	1.81	14.44	0.23	309.66	12.14	144.28	18.77	180.74	10.48	1.68	2.83	41.31
ALRS	Alerus Financial Corporation	MW	10.87	8.85	0.52	5.03	1.69	16.53	1.02	93.73	29.62	136.45	14.83	171.34	8.97	0.88	2.83	80.95
AMAL	Amalgamated Financial Corp.	MA	8.81	8.67	1.21	13.51	1.24	13.83	1.08	68.95	13.34	169.70	14.94	172.63	13.03	0.68	1.48	18.02
AMTB	Amerant Bancorp Inc.	SE	9.23	9.03	0.57	6.20	0.75	8.08	1.91	45.61	18.10	111.15	10.26	113.84	13.65	0.36	1.41	25.53
ABCB	Ameris Bancorp	SE	14.52	11.14	1.60	10.88	1.63	11.11	0.22	618.30	14.19	148.85	21.62	201.65	13.90	0.80	0.89	12.58
ASRV	AmeriServ Financial, Inc.	MA	8.20	7.34	0.38	4.80	0.38	4.81	0.55	167.70	11.76	54.53	4.47	61.49	11.72	0.12	3.09	36.36
ATLO	Ames National Corporation	MW	9.69	9.13	1.02	10.81	1.04	10.93	0.95	86.72	12.24	126.35	12.24	134.89	12.10	0.96	3.24	36.36
AROW	Arrow Financial Corporation	MA	9.73	9.23	1.16	12.15	1.20	12.60	0.10	895.71	13.27	153.91	14.98	163.20	12.79	1.20	2.93	38.19
ASB	Associated Banc-Corp	MW	10.96	8.71	1.11	10.12	1.13	10.29	0.32	348.84	10.68	105.97	11.21	138.40	10.51	0.96	3.12	32.99
AUB	Atlantic Union Bankshares Corporation	SE	13.54	8.50	0.92	7.05	1.35	10.31	0.27	297.56	17.93	123.02	16.18	212.31	12.10	1.48	3.50	61.44
AUBN	Auburn National Bancorporation, Inc.	SE	9.06	9.06	0.79	9.15	0.79	9.15	0.01	NM	11.91	101.58	9.20	101.58	11.91	1.08	3.99	47.58
AVBH	Avidbank Holdings, Inc.	WE	11.18	11.18	-0.66	-6.37	1.38	13.29	0.63	128.27	NM	125.45	14.03	125.45	9.43	NA	NA	NM
AVBC	Avidia Bancorp, Inc.	NE	13.66	13.29	0.51	4.52	0.88	7.69	0.49	167.02	NA	109.88	15.01	113.41	NA	0.20	0.95	NA
AX	Axos Financial, Inc.	WE	10.48	9.83	1.80	16.62	1.79	16.52	0.62	192.15	11.83	180.73	18.94	194.10	11.91	NA	NA	NM
BANC	Banc of California, Inc.	WE	10.23	9.41	0.73	7.11	0.80	7.74	0.59	130.08	15.60	103.17	9.21	114.97	14.11	0.48	2.35	33.59
BANF	BancFirst Corporation	SW	12.58	11.39	1.71	13.86	1.70	13.75	0.69	205.01	15.22	196.19	24.68	219.73	15.35	1.96	1.76	33.56
BFC	Bank First Corporation	MW	13.51	9.14	1.52	10.92	1.79	12.84	0.42	259.01	20.63	203.07	27.43	315.35	17.68	2.20	1.48	27.12
BAC	Bank of America Corporation	SE	8.60	6.71	0.92	10.56	0.92	10.58	0.18	207.68	14.14	147.37	11.70	198.34	14.10	1.12	1.97	27.79
BOH	Bank of Hawaii Corporation	WE	7.76	7.63	0.92	12.30	0.94	12.58	0.05	NM	16.46	212.63	13.70	217.14	16.06	2.80	3.44	56.57
BMRC	Bank of Marin Bancorp	WE	10.08	8.33	-0.83	-7.52	0.99	9.00	NA	264.03	NM	113.68	11.46	140.13	11.56	1.00	3.61	NM
BOTJ	Bank of the James Financial Group, Inc.	SE	7.66	6.95	1.06	14.66	1.10	15.23	0.14	427.66	10.55	142.64	10.93	158.38	10.15	0.40	1.57	16.53
OZK	Bank OZK	SE	14.78	13.40	1.74	11.70	1.74	11.70	1.06	166.18	8.48	97.93	13.79	110.48	8.48	1.88	3.61	29.64
BSVN	Bank7 Corp.	SW	13.36	12.82	2.40	18.48	2.41	18.53	0.50	210.11	10.50	179.34	23.96	187.97	10.48	1.08	2.21	23.18
BKU	BankUnited, Inc.	SE	8.53	8.33	0.77	8.94	0.77	8.87	0.69	86.68	13.50	117.86	10.05	120.97	13.61	1.32	2.72	35.65
BWFG	Bankwell Financial Group, Inc.	NE	9.24	9.14	1.21	13.48	1.21	13.48	0.56	155.39	11.80	150.20	13.88	152.10	11.80	0.80	1.36	16.06
BANR	Banner Corporation	WE	12.03	9.96	1.26	10.78	1.28	10.96	0.31	364.39	11.19	114.44	13.77	141.45	11.00	2.08	3.13	33.67
BHB	Bar Harbor Bankshares	NE	11.50	8.42	0.90	7.87	1.23	10.76	0.52	148.29	15.41	117.52	13.52	166.24	11.21	1.36	3.60	53.06
BCML	BayCom Corp	WE	12.99	11.64	1.01	7.85	1.03	8.02	0.59	130.80	13.60	104.34	13.55	118.25	13.31	1.20	3.65	47.52
BAFN	BayFirst Financial Corp.	SE	6.85	NA	-2.17	-28.57	-1.73	-22.77	1.41	130.12	NM	31.06	1.74	NA	NM	0.00	0.00	NM
BCBP	BCB Bancorp, Inc.	MA	9.40	9.26	0.02	0.22	0.03	0.29	1.98	54.47	NM	65.96	5.74	67.21	NM	0.00	0.00	NM
BBT	Beacon Financial Corporation	NE	11.27	9.07	0.66	5.94	1.08	9.77	0.58	192.04	17.55	102.15	11.51	129.99	11.45	1.29	4.24	55.76
BRBS	Blue Ridge Bankshares, Inc.	SE	11.47	11.39	0.48	3.57	NA	NA	0.87	98.37	29.42	114.45	13.13	115.45	NA	0.00	0.00	708.33
BOKF	BOK Financial Corporation	SW	11.11	9.30	1.18	10.34	1.14	10.01	0.10	531.66	14.06	141.27	15.70	172.35	14.53	2.52	1.81	24.90
BWB	Bridgewater Bancshares, Inc.	MW	9.90	9.59	1.02	10.82	0.95	10.09	0.22	488.92	11.89	126.78	11.11	132.12	12.80	NA	NA	NM
BYFC	Broadway Financial Corporation	WE	18.42	18.34	-1.58	-7.64	-0.13	-0.64	NA	82.96	NM	79.86	7.04	80.86	NM	0.00	0.00	NM
BHRB	Burke & Herbert Financial Services Corp.	SE	10.90	10.06	1.48	14.36	1.59	15.42	0.98	91.39	9.32	126.59	13.66	138.66	8.68	2.20	3.06	28.53
BFST	Business First Bancshares, Inc.	SW	11.13	9.47	1.11	10.14	1.14	10.41	1.37	63.15	10.90	109.06	11.35	132.57	10.42	0.60	1.95	20.92
BVFL	BV Financial, Inc.	MA	20.16	18.82	1.37	6.59	1.58	7.60	0.29	243.77	15.24	100.93	20.35	109.92	13.10	0.13	0.00	NM
BY	Byline Bancorp, Inc.	MW	12.92	11.04	1.44	11.13	1.53	11.88	0.63	182.87	12.27	133.67	17.27	159.78	11.49	0.48	1.27	14.33
CFFI	C&F Financial Corporation	SE	9.46	8.61	1.04	11.27	1.02	11.00	0.10	NM	9.20	97.88	9.24	108.55	9.44	1.92	2.40	21.61
BCAL	California BanCorp	WE	14.27	11.46	1.48	10.70	1.59	11.45	0.96	112.60	11.39	115.96	16.55	149.16	10.64	0.40	1.92	16.39
CAC	Camden National Corporation	NE	10.20	7.64	1.15	11.82	1.23	12.61	0.16	415.88	11.54	129.17	13.17	177.29	10.82	1.68	3.10	26.81
CBNK	Capital Bancorp, Inc.	MA	10.74	9.74	1.60	14.23	1.67	14.87	1.56	98.67	10.61	139.90	15.02	155.86	10.16	0.48	1.37	14.50
CCBG	Capital City Bank Group, Inc.	SE	12.57	10.79	1.39	11.04	1.34	10.71	0.29	278.19	14.00	150.91	18.97	179.47	14.43	1.08	2.19	30.03
COF	Capital One Financial Corporation	SE	16.44	10.60	0.50	3.00	0.80	4.77	0.28	NM	70.39	115.63	18.24	198.43	33.10	3.20	1.60	105.26
CFFN	Capitol Federal Financial, Inc.	MW	10.44	10.35	0.80	7.42	0.80	7.45	0.56	48.44	14.18	105.94	11.06	106.92	14.13	0.34	4.00	63.33
CARE	Carter Bankshares, Inc.	SE	10.52	10.48	2.24	26.03	1.19	13.85	0.57	219.03	6.98	149.27	15.70	149.88	13.33	0.40	1.18	2.05
CLST	Catalyst Bancorp, Inc.	SW	28.49	28.49	0.73	2.49	0.75	2.58	0.85	94.37	30.02	81.50	23.22	81.50	28.96	NA	NA	NM
CATY	Cathay General Bancorp	WE	12.42	11.02	1.40	11.37	1.35	10.98	0.51	234.58	12.78	139.01	17.26	159.14	13.24	1.52	2.45	29.69
CBFV	CB Financial Services, Inc.	MA	10.03	9.47	0.45	4.49	1.02	10.22	0.21	309.49	29.38	121.09	12.14	129.00	12.93	1.12	2.96	83.72
CBC	Central Bancompany, Inc.	MW	18.57	17.15	2.07	11.81	2.16	12.32	0.25	308.45	16.97	191.79	35.61	211.31	16.24	0.48	1.58	16.65
CPF	Central Pacific Financial Corp.	WE	7.92	7.92	1.10	13.83	1.10	13.83	0.19	412.65	12.78	167.98	13.31	167.98	12.77	1.16	3.04	37.79
CPBI	Central Plains Bancshares, Inc.	MW	15.93	NA	0.78	5.46	0.78	5.46	0.31	353.99	18.12	89.74	14.29	NA	18.12	NA	NA	NM
CFBK	CF Bankshares Inc.	MW	8.81	8.81	0.87	10.01	0.87	10.01	0.71	122.16	11.79	114.29	9.94	114.29	11.79	0.36	1.10	12.23
CBNA	Chain Bridge Bancorp, Inc.	SE	9.11	9.11	1.36	13.28	1.36	13.28	0.00	NM	12.70	157.78	14.38	157.78	12.71	NA	NA	NM
CHMG	Chemung Financial Corporation	MA	9.57	8.84	0.67	7.44	1.15	12.80	0.36	326.34	19.68	136.69	13.07	149.06	11.32	1.36	1.82	35.88
COFS	ChoiceOne Financial Services, Inc.	MW	10.70	7.34	1.28	12.43	1.40	13.55	0.50	180.20	9.19	108.22	11.57	163.72	8.43	1.16	3.41	31.08
C	Citigroup Inc.	MA	7.65	6.90	0.60	7.61	0.64	8.23	0.12	582.50	17.34	124.71	8.66	141.36	16.02	2.40	1.71	29.74
CZNC	Citizens & Northern Corporation	MA	10.60	8.46	0.60	5.53	0.89	8.15	1.30	82.67	21.39	124.41	13.19	159.65	14.83	1.12	4.80	102.75
CZWI	Citizens Community Bancorp, Inc.	MW	10.47	8.88	0.85	8.07	0.87	8.22	1.00	132.73	15.29	117.99	12.35	141.56	15.01	0.42	1.80	13.73
CFG	Citizens Financial Group, Inc.	NE	11.48	8.12	0.90	7.73	0.88	7.59	NA	130.79	16.57	124.07	13.22	189.80	16.91	1.84	2.63	42.55
CZFS	Citizens Financial Services, Inc.	MA	11.35	8.72	1.29	11.42	1.30	11.50	1.32	60.78	8.84	101.31	11.50	135.82	8.78	2.04	2.82	24.54
CHCO	City Holding Company	SE	11.75	9.65	1.98	16.67	2.01	16.92	0.17	178.03	14.61	235.62	27.69	293.83	14.39	3.48	2.62	38.33
CIVB	Civista Bancshares, Inc.	MW	12.85	9.91	1.21	10.45	1.33	11.48	0.68	137.88	10.38	106.20	13.65	142.33	9.45	0.72	2.55	25.74
CCNE	CNB Financial Corporation	MA	10.44	9.15	1.07	10.36	1.17	11.35	0.58	145.33	12.00	120.15	11.81	140.66	10.94	0.76	2.25	26.33
CCB	Coastal Financial Corporation	WE	8.89	8.82	1.06	10.36	1.12	10.94	0.57	531.84	24.30	234.51	20.86	236.59	23.00	NA	NA	NM
COSO	CoastalSouth Bancshares, Inc.	SE	11.20	11.01	1.16	10.75	1.16	10.80	0.62	129.60	12.20	122.40	13.70	124.75	12.15	0.20	0.74	4.55
CBAN	Colony Bankcorp, Inc.	SE	10.22	8.39	0.90	9.25	1.07	11.04	0.47	139.25	12.56	111.76	11.43	138.93	10.52	0.48	2.39	29.38
COLB	Columbia Banking System, Inc.	WE	11.61	8.63	1.08	9.69	1.46	13.05	0.23	312.24	12.77	121.08	14.05	168.42	9.46	1.48	4.62	58.57
CBSH	Commerce Bancshares, Inc.	MW	12.11	11.14	1.79	15.24	1.76	15.25	0.03	NM	14.21	195.97	23.62	215.52	14.44	1.10	1.90	26.41
CBK	Commercial Bancgroup, Inc.	SE	12.60	12.14	1.70	14.98	1.81	16.00	0.28	312.73	11.02	150.69	18.99	157.33	10.33	0.40	1.24	6.83
CMTV	Community Bancorp	NE	9.46	8.60	1.46	16.16	1.35	14.89	NA	NA	12.33	187.28	17.71	207.87	13.39	1.00	2.56	31.55
CBU	Community Financial System, Inc.	MA	11.41	6.43	1.28	11.34	1.38	12.20	0.31	191.48	16.29	174.23	19.87	326.31	15.14	1.88	2.80	45.63
CTBI	Community Trust Bancorp, Inc.	MW	12.92	12.07	1.58	12.34	1.59	12.39	0.21	583.23	12.67	150.79	19.49	163.05	12.62	2.12	2.93	37.13
CWBC	Community West Bancshares	WE	11.32	8.74	1.14	10.43	1.18	10.75	0.62	131.45	12.44	122.93	13.92	163.93	12.06	0.48	1.79	22.22
CNOB	ConnectOne Bancorp, Inc.	MA	11.20	9.43	0.74	6.52	0.96	8.45	0.29	368.11	19.33	113.58	11.93	139.75	13.90	0.78	2.33	42.49
CFR	Cullen/Frost Bankers, Inc.	SW	8.59	7.38	1.28	15.19	1.29	15.27	0.14	395.60	15.05	221.28	18.45	262.80	14.97	4.12	2.67	39.24
CUBI	Customers Bancorp, Inc.	MA	8.29	8.27	1.17	13.79	1.18	13.89	0.29	336.61	10.04	124.29	10.30	124.50	9.95	NA	NA	NM
CVBF	CVB Financial Corp.	WE	14.97	10.52	1.35	9.15	1.41	9.55	0.04	NM	14.74	131.91	19.75	197.49	14.12	0.80	3.55	52.29
DCOM	Dime Commercial Bancshares, Inc.	MA	9.98	9.02	0.85	8.43	NA	NA	0.64	105.82	15.28	129.74	12.03	146.57	NA	1.00	2.46	37.59
EBMT	Eagle Bancorp Montana, Inc.	WE	9.22	7.55	0.74	8.33	0.76	8.54	0.11	748.71	12.09	98.78	9.11	122.84	11.79	0.58	2.42	29.29
EGBN	Eagle Bancorp, Inc.	MA	11.51	11.51	-1.07	-10.59	-0.88	-8.68	1.31	114.29	NM	75.59	8.70	75.59	NM	0.04	0.14	NM
EFSI	Eagle Financial Services, Inc.	SE	10.35	10.35	0.98	10.29	0.96	10.07	0.80	117.78	11.78	117.90	12.21	117.90	12.03	1.24	2.99	35.23
EWBC	East West Bancorp, Inc.	WE	10.86	10.35	1.76	16.25	1.75	16.14	0.26	415.02	12.90	196.49	21.33	207.21	12.99	3.20	2.48	27.97
EBC	Eastern Bankshares, Inc.	NE	13.99	10.21	1.35	9.35	1.65	11.46	0.45	238.18	12.49	120.54	16.86	172.40	10.26	0.60	2.70	30.34
ECBK	ECB Bancorp, Inc.	NE	10.66	10.66	0.62	5.61	0.62	5.61	NA	846.50	17.46	100.13	10.67	100.13	17.46	NA	NA	NM
EFSC	Enterprise Financial Services Corp	MW	11.74	9.44	1.21	10.08	1.09	9.10	0.84	234.59	12.43	123.57	14.05	159.21	13.80	1.36	2.06	24.53

Exhibit 1B

Weekly Bank and Thrift Market Line - Part Two

Prices As of June 30, 2026

			Key Financial Ratios						Asset Quality Ratios		Pricing Ratios					Dividend Data (6)
			Equity/	Tang Equity/	Reported Earnings		Core Earnings		NPAs/	Rsvs/	Price/	Price/	Price/	Price/	Price/	Div/	Dividend	Payout
			Assets(1)	Assets(1)	ROA(5)	ROE(5)	ROA(5)	ROE(5)	Assets	NPLs	Earnings	Book	Assets	Tang Book	Core Earnings	Share	Yield	Ratio (7)
			(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(x)	(%)	(%)	(%)	(x)	($)	(%)	(%)
Companies
EQBK	Equity Bancshares, Inc.	MW	10.66	8.99	0.40	3.39	1.34	11.43	0.72	122.51	38.88	124.49	13.27	150.45	11.41	0.72	1.47	57.14
ESQ	Esquire Financial Holdings, Inc.	MA	12.44	12.44	2.36	18.78	2.41	19.19	NA	NM	20.02	341.48	42.49	341.48	19.60	0.80	0.67	12.61
FNB	F.N.B. Corporation	MA	13.43	8.91	1.18	8.83	1.20	8.99	0.24	375.42	11.78	99.79	13.40	158.34	11.56	0.52	2.73	30.25
FMAO	Farmers & Merchants Bancorp, Inc.	MW	10.79	8.42	1.06	9.91	1.11	10.34	0.33	251.40	11.72	112.00	12.08	147.27	11.22	0.92	3.01	26.34
FMNB	Farmers National Banc Corp.	MW	10.69	6.68	1.07	11.98	1.25	13.96	0.85	91.77	10.07	112.69	12.04	188.51	8.67	0.68	4.66	46.90
FBLA	FB Bancorp, Inc.	SW	23.53	23.53	0.05	0.21	0.23	0.89	1.30	42.30	NM	86.07	20.26	86.07	86.25	NA	NA	NM
FBK	FB Financial Corporation	SE	11.99	9.91	0.92	7.53	1.39	11.44	0.62	201.89	20.81	144.18	17.28	178.53	13.42	0.84	1.52	30.08
FDBC	Fidelity D & D Bancorp, Inc.	MA	8.56	7.91	1.08	13.03	1.11	13.38	0.08	864.66	10.04	122.01	10.44	132.98	9.78	1.72	3.35	33.01
FDSB	Fifth District Bancorp, Inc.	SW	24.14	24.14	0.82	3.38	0.31	1.27	0.02	NM	18.66	66.39	16.03	66.39	48.43	NA	NA	NM
FITB	Fifth Third Bancorp	MW	11.48	8.01	0.96	9.29	1.21	11.64	0.37	274.88	18.92	159.95	17.32	246.37	15.58	1.60	2.84	53.69
FISI	Financial Institutions, Inc.	MA	10.03	9.17	1.27	12.77	1.25	12.57	0.60	119.05	10.15	124.87	12.22	138.44	10.31	1.28	3.28	32.81
FNWD	Finward Bancorp	MW	8.56	7.48	0.48	6.00	0.54	6.76	0.71	139.72	16.06	92.39	7.90	106.95	14.27	0.48	1.31	20.96
FINW	FinWise Bancorp	SW	21.86	21.53	1.75	8.37	1.84	8.80	NA	164.09	13.18	101.09	22.10	103.04	12.52	NA	NA	NM
FBNC	First Bancorp	SE	13.00	9.54	0.96	7.56	1.41	11.13	0.32	303.99	21.82	157.17	20.43	222.61	14.83	0.96	1.50	32.08
FBP	First BanCorp.	MA	10.31	10.11	1.87	18.72	1.87	18.67	0.57	279.29	11.59	205.00	21.13	209.46	11.62	0.80	3.07	33.78
FRBA	First Bank	MA	11.32	10.17	1.05	9.65	1.10	10.10	0.66	175.47	10.62	98.88	11.19	111.51	10.14	0.36	2.03	17.96
BUSE	First Busey Corporation	MW	13.38	11.02	1.16	8.92	1.41	10.85	0.24	420.70	13.11	114.77	14.15	146.64	10.64	1.04	3.53	45.33
FCAP	First Capital, Inc.	MW	10.76	10.31	1.41	13.43	1.39	13.23	0.31	257.71	12.36	156.66	16.84	164.37	12.49	1.24	1.92	23.71
FCBM	First Carolina Financial Services, Inc.	SE	10.34	8.47	0.39	3.87	0.46	4.58	0.65	94.54	12.15	46.12	4.77	57.45	10.28	NA	NA	NM
FCNC.A	First Citizens BancShares, Inc.	SE	9.34	9.14	0.98	10.09	1.02	10.56	0.65	110.50	11.97	119.92	10.39	123.12	11.42	8.40	0.40	4.74
FCF	First Commonwealth Financial Corporation	MA	12.66	9.73	1.29	10.25	1.35	10.70	0.54	201.05	13.46	133.13	16.86	179.11	12.89	0.56	2.75	36.09
FCBC	First Community Bankshares, Inc.	SE	14.30	10.25	1.49	9.58	1.67	10.73	0.48	189.81	16.76	160.69	22.99	234.76	14.97	1.24	2.79	84.53
FCCO	First Community Corporation	SE	9.23	8.00	0.97	12.00	1.08	13.31	0.02	NM	12.82	139.09	12.84	162.82	11.62	0.64	1.96	25.10
FFBC	First Financial Bancorp.	MW	12.91	7.97	1.40	10.39	1.57	11.63	0.44	182.73	11.95	120.72	15.58	206.68	10.69	1.00	2.96	35.34
FFIN	First Financial Bankshares, Inc.	SW	12.63	10.81	1.79	14.54	1.79	14.55	0.35	207.02	18.80	255.03	32.22	304.09	18.79	0.88	2.54	42.93
THFF	First Financial Corporation	MW	10.69	8.93	1.42	12.99	1.57	14.32	0.47	182.62	11.39	140.53	15.03	171.60	10.34	2.24	2.89	32.21
FGBI	First Guaranty Bancshares, Inc.	SW	5.66	5.61	-1.18	-19.50	-0.91	-15.05	2.00	76.75	NM	84.53	4.11	85.52	NM	0.04	0.40	NM
FHB	First Hawaiian, Inc.	WE	11.41	7.62	1.19	10.43	1.18	10.35	0.16	426.71	12.85	128.78	14.69	201.12	12.95	1.04	3.55	45.61
FHN	First Horizon Corporation	SE	11.25	9.52	1.26	11.37	1.26	11.73	0.73	118.70	12.82	144.71	14.68	178.80	12.84	0.68	2.65	32.00
INBK	First Internet Bancorp	MW	6.32	5.98	-0.58	-8.84	-0.06	-0.89	0.69	150.89	NM	67.13	4.24	71.14	NM	0.24	0.86	NM
FIBK	First Interstate BancSystem, Inc.	WE	12.71	8.63	1.15	9.06	1.03	8.15	0.61	126.49	12.56	111.88	14.22	172.39	13.98	1.88	4.88	61.24
FRME	First Merchants Corporation	MW	12.68	9.13	1.04	8.10	1.26	9.86	0.43	237.21	12.85	103.16	12.98	149.81	10.65	1.48	3.39	42.65
FMBH	First Mid Bancshares, Inc.	MW	11.59	8.91	1.22	10.27	1.38	11.66	0.52	201.00	12.11	118.86	13.78	159.24	10.67	1.00	2.08	25.19
FXNC	First National Corporation	SE	9.08	8.39	1.03	11.65	1.06	11.99	0.21	330.66	12.88	143.94	13.07	157.11	12.52	0.68	2.27	28.54
FNRN	First Northern Community Bancorp	WE	11.11	10.92	1.23	11.59	1.27	11.96	0.27	371.37	12.68	137.69	15.30	140.37	12.29	NA	NA	NM
FNWB	First Northwest Bancorp	WE	7.36	7.31	0.23	3.15	0.18	2.52	1.08	77.53	19.65	65.42	4.81	65.87	24.39	0.00	0.00	NM
FUNC	First United Corporation	MA	10.07	9.56	1.24	12.76	1.25	12.86	0.42	424.94	11.28	138.54	13.95	146.65	11.19	1.04	2.36	26.60
FUSB	First US Bancshares, Inc.	SE	8.98	8.40	0.54	5.94	NA	NA	0.19	646.78	15.91	88.64	7.96	95.42	NA	0.28	1.69	26.92
MYFW	First Western Financial, Inc.	SW	8.44	7.54	0.50	5.83	0.50	5.89	0.50	127.53	20.72	114.28	9.64	129.09	20.50	NA	NA	NM
FSBC	Five Star Bancorp	WE	9.11	9.11	1.47	15.58	1.48	15.76	0.06	NM	15.46	226.99	20.68	226.99	15.28	1.00	2.05	28.57
FLG	Flagstar Bank, National Association	MA	9.32	8.95	-0.06	-0.69	0.11	1.29	3.08	35.66	NM	81.75	7.19	85.75	89.89	0.04	0.27	NM
FRBT	Forbright, Inc.	MA	10.10	9.75	NA	NA	NA	NA	1.11	62.62	NA	89.88	9.07	93.41	NA	NA	NA	NA
FRAF	Franklin Financial Services Corporation	MA	7.78	7.42	1.06	14.54	1.04	14.35	0.37	244.42	11.72	157.35	12.24	165.71	11.87	1.36	2.17	24.91
FSBW	FS Bancorp, Inc.	WE	9.80	9.42	1.04	10.76	1.10	11.32	0.57	177.59	10.12	103.73	10.16	108.35	9.61	1.16	2.67	31.70
FULT	Fulton Financial Corporation	MA	10.87	9.15	1.23	11.51	1.30	12.17	0.45	258.73	11.52	130.61	13.50	160.08	10.87	0.76	3.14	35.71
FVCB	FVCBankcorp, Inc.	SE	11.15	10.87	1.04	9.32	1.04	9.33	0.47	175.24	13.67	120.96	13.48	124.44	13.66	0.28	1.60	19.53
GBFH	GBank Financial Holdings Inc.	WE	12.03	12.03	1.38	11.08	1.45	11.65	0.95	122.40	24.64	261.66	31.47	261.66	23.44	NA	NA	NM
GABC	German American Bancorp, Inc.	MW	14.01	9.63	1.61	12.15	1.71	12.92	0.35	265.76	13.15	151.79	21.27	232.19	12.36	1.24	2.61	33.24
GBCI	Glacier Bancorp, Inc.	WE	13.39	9.15	0.88	6.89	0.99	7.79	0.17	478.88	24.10	157.98	21.15	242.33	21.34	1.32	2.56	61.68
GSBC	Great Southern Bancorp, Inc.	MW	11.14	10.99	1.24	11.27	1.23	11.19	0.18	NM	12.43	134.56	14.99	136.62	12.51	1.72	2.19	27.26
HWC	Hancock Whitney Corporation	SE	12.43	9.93	1.18	9.45	1.44	11.52	0.35	274.67	15.34	137.20	17.06	176.80	12.53	2.00	2.68	39.01
HAFC	Hanmi Financial Corporation	WE	10.24	10.09	1.04	9.81	1.02	9.65	0.16	567.38	12.09	120.29	12.32	122.27	12.28	1.12	3.46	41.04
HNVR	Hanover Bancorp, Inc.	MA	8.50	7.74	0.35	3.89	0.42	4.72	0.78	107.89	22.21	84.98	7.05	94.26	17.89	0.40	1.72	38.10
HAPN	Happen, Inc.	WE	12.76	11.65	1.59	12.14	1.62	12.31	0.25	812.56	13.92	157.23	20.06	174.35	13.73	NA	NA	NM
HWBK	Hawthorn Bancshares, Inc.	MW	9.45	9.45	1.31	14.60	1.30	14.54	0.37	308.61	11.26	154.38	14.59	154.38	11.31	0.84	2.14	23.50
HBT	HBT Financial, Inc.	MW	11.03	9.31	1.32	11.33	1.64	13.99	0.18	552.88	14.67	155.72	17.18	188.04	11.95	0.92	2.88	40.37
HFWA	Heritage Financial Corporation	WE	13.13	9.63	1.00	7.78	1.17	9.10	0.14	562.85	14.52	109.51	14.38	155.36	12.44	0.96	3.24	47.06
HTH	Hilltop Holdings Inc.	SW	13.84	12.32	1.07	7.57	NA	NA	0.44	145.88	14.69	105.87	14.48	121.30	NA	0.80	2.06	28.79
HIFS	Hingham Institution for Savings	NE	10.61	10.61	1.12	10.78	0.81	7.80	0.87	76.03	13.47	139.57	14.81	139.57	18.61	2.52	0.82	11.35
HBCP	Home Bancorp, Inc.	SW	12.50	10.39	1.33	10.97	1.37	11.32	1.12	94.09	11.52	120.78	15.10	148.82	11.16	1.24	1.81	20.50
HOMB	Home BancShares, Inc.	SE	18.75	13.42	2.10	11.44	2.09	11.41	0.94	170.02	11.75	128.91	24.17	191.96	11.78	0.84	2.94	34.16
HFBL	Home Federal Bancorp, Inc. of Louisiana	SW	9.04	8.51	0.96	10.45	0.99	10.81	0.61	152.73	10.93	110.73	10.01	118.31	10.57	0.54	2.57	28.13
HTB	HomeTrust Bancshares, Inc.	SE	13.51	12.74	1.51	11.25	1.51	11.26	0.70	133.62	12.89	141.51	19.11	151.37	12.88	0.60	1.20	13.70
HOPE	Hope Bancorp, Inc.	WE	12.24	9.67	0.36	2.96	0.62	5.09	0.59	141.64	26.31	76.58	9.37	99.77	15.23	0.56	4.09	107.69
HBNC	Horizon Bancorp, Inc.	MW	10.65	8.39	-2.12	-20.39	1.51	14.57	0.59	160.81	NM	145.93	15.54	189.86	9.12	0.64	3.20	NM
HYNE	Hoyne Bancorp, Inc.	MW	33.75	33.74	0.06	0.24	0.41	1.64	0.28	459.54	NA	84.14	28.40	84.19	NA	NA	NA	NA
HBAN	Huntington Bancshares Incorporated	MW	11.42	8.03	0.99	9.28	1.15	10.86	0.29	403.50	13.64	121.20	12.72	187.83	11.73	0.62	3.50	47.69
INDB	Independent Bank Corp.	NE	14.29	9.86	1.02	6.98	1.23	8.39	0.40	197.77	16.61	114.81	16.41	174.92	13.90	2.56	3.06	48.81
IBCP	Independent Bank Corporation	MW	9.19	8.71	1.28	14.34	1.32	14.79	0.51	231.09	10.77	145.44	13.36	154.25	10.44	1.12	3.11	32.24
IBOC	International Bancshares Corporation	SW	19.62	18.25	2.53	13.36	2.53	13.37	1.06	100.26	11.34	143.63	28.09	157.13	11.37	1.46	1.92	21.34
ISTR	Investar Holding Corporation	SW	10.70	9.01	0.93	9.07	1.00	9.77	0.61	177.00	13.14	107.13	10.71	131.89	12.27	0.48	1.60	19.74
ISBA	Isabella Bank Corporation	MW	10.39	8.43	0.91	8.76	0.93	8.92	0.22	317.20	14.58	123.81	12.86	156.00	14.32	1.12	2.84	41.33
JMSB	John Marshall Bancorp, Inc.	SE	11.40	11.40	0.98	8.62	0.97	8.51	0.04	NM	13.71	114.73	13.08	114.73	13.89	0.36	1.65	11.32
JPM	JPMorgan Chase & Co.	MA	7.43	6.37	1.29	16.50	1.29	16.47	0.21	270.56	15.68	254.97	17.97	303.70	15.71	6.00	1.83	28.74
KRNY	Kearny Financial Corp.	MA	10.03	8.65	0.47	4.78	0.46	4.67	0.69	85.38	16.60	80.26	8.05	94.46	16.95	0.44	4.65	77.19
KEY	KeyCorp	MW	10.59	9.27	1.04	9.77	1.04	9.74	0.37	212.46	14.14	143.32	13.46	170.14	14.18	0.82	3.56	50.31
LSBK	Lake Shore Bancorp, Inc.	MA	19.72	19.72	1.13	6.45	1.11	6.37	0.22	302.78	16.34	98.36	19.40	98.36	16.52	0.36	2.02	33.03
LKFN	Lakeland Financial Corporation	MW	10.57	10.51	1.58	14.89	1.57	14.88	0.30	329.07	14.45	205.45	21.72	206.83	14.50	2.08	3.37	47.78
LARK	Landmark Bancorp, Inc.	MW	10.06	8.11	1.19	12.44	1.25	13.01	0.65	121.50	9.83	115.88	11.66	147.03	9.40	0.84	2.74	26.25
LCNB	LCNB Corp.	MW	12.33	8.35	1.02	8.53	1.06	8.91	0.14	424.91	10.93	90.85	11.20	140.15	10.46	0.88	5.00	54.66
LOB	Live Oak Bancshares, Inc.	SE	8.38	NA	0.87	10.55	0.75	9.13	0.79	165.49	15.65	159.86	12.42	168.22	18.26	0.12	0.29	4.60
MTB	M&T Bank Corporation	MA	13.03	9.43	1.38	10.21	1.36	10.03	0.55	184.94	13.33	136.92	16.47	205.47	13.58	6.00	2.52	33.59
MGYR	Magyar Bancorp, Inc.	MA	11.62	11.58	1.08	9.44	1.08	9.44	0.03	NM	9.80	90.92	10.57	91.32	9.80	0.40	2.29	20.22
MNSB	MainStreet Bancshares, Inc.	SE	9.67	9.67	0.80	8.01	0.86	8.55	2.47	35.44	12.41	96.33	8.23	96.33	11.52	0.40	1.62	20.10
MBBC	Marathon Bancorp, Inc.	MW	19.09	19.09	0.45	2.84	0.45	2.84	0.48	899.47	35.63	94.83	18.10	94.83	35.63	NA	NA	NM
MCHB	Mechanics Bancorp	WE	13.05	8.57	1.28	9.56	1.07	8.05	0.23	353.31	13.94	131.82	17.20	211.14	16.49	2.80	17.61	114.88
MBWM	Mercantile Bank Corporation	MW	10.61	9.41	1.44	13.81	1.50	14.35	0.11	752.17	10.31	134.59	14.28	153.76	9.94	1.56	2.72	27.65
MBIN	Merchants Bancorp	MW	11.47	11.43	1.19	10.12	1.19	10.12	1.47	32.13	12.20	129.10	11.62	129.69	12.19	0.44	0.88	10.24
MRBK	Meridian Corporation	MA	7.77	7.52	0.84	11.35	0.83	11.23	2.01	46.44	10.83	118.84	9.23	123.15	10.94	0.56	2.80	28.65
MCBS	MetroCity Bankshares, Inc.	SE	11.82	10.30	1.88	16.29	2.00	17.40	0.38	158.70	12.96	185.62	21.94	216.76	12.14	1.16	3.23	37.55
MCB	Metropolitan Bank Holding Corp.	MA	10.72	10.62	1.06	11.42	1.05	11.35	0.80	115.51	12.16	129.05	13.84	130.39	12.24	1.00	1.01	9.24
MPB	Mid Penn Bancorp, Inc.	MA	12.74	10.29	0.82	6.60	1.09	8.80	0.55	138.68	15.84	99.32	12.65	126.40	11.80	0.88	2.53	41.36
MSBI	Midland States Bancorp, Inc.	MW	8.54	8.31	0.52	6.11	0.84	9.97	0.83	125.33	26.39	144.54	10.07	150.03	14.23	1.28	4.11	108.47
MVBF	MVB Financial Corp.	SE	10.08	10.03	0.87	8.96	-0.12	-1.21	1.06	65.07	13.31	111.27	11.22	111.94	NM	0.68	2.34	31.19
NBHC	National Bank Holdings Corporation	SW	13.20	9.47	1.02	7.34	1.23	8.88	0.27	378.38	16.58	119.27	15.74	173.32	13.82	1.28	2.88	46.64
NKSH	National Bankshares, Inc.	SE	10.25	9.65	0.97	9.95	1.08	11.02	0.02	NM	13.21	123.46	12.65	132.00	11.92	1.50	4.13	55.64
NBBK	NB Bancorp, Inc.	NE	11.66	11.21	0.89	6.71	1.14	8.62	0.63	176.01	15.42	112.23	13.09	117.38	12.14	0.28	1.33	20.44
NBTB	NBT Bancorp Inc.	MA	11.81	8.96	1.16	10.06	1.31	11.39	0.36	239.37	14.07	134.13	15.85	182.52	12.40	1.48	3.00	42.17
NEWT	NewtekOne, Inc.	SE	14.02	13.58	2.69	17.94	-0.14	-0.94	5.93	29.54	6.52	119.83	15.05	124.93	NM	0.76	5.13	25.11

Exhibit 1B

Weekly Bank and Thrift Market Line - Part Two

Prices As of June 30, 2026

			Key Financial Ratios						Asset Quality Ratios		Pricing Ratios					Dividend Data (6)
			Equity/ Assets(1)	Tang Equity/ Assets(1)	Reported Earnings		Core Earnings		NPAs/ Assets	Rsvs/ NPLs	Price/ Earnings	Price/ Book	Price/ Assets	Price/ Tang Book	Price/ Core Earnings	Div/ Share	Dividend Yield	Payout Ratio (7)
					ROA(5)	ROE(5)	ROA(5)	ROE(5)
			(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(x)	(%)	(%)	(%)	(x)	($)	(%)	(%)
Companies
NIC	Nicolet Bankshares, Inc.	MW	14.49	8.80	1.35	9.86	NA	NA	0.39	242.48	19.39	157.42	22.81	276.63	NA	1.44	0.87	15.47
NBN	Northeast Bank	NE	11.28	11.27	2.21	18.91	2.21	18.90	0.78	200.02	11.36	199.74	22.52	199.81	11.36	0.04	0.03	0.34
NECB	Northeast Community Bancorp, Inc.	MA	17.59	17.59	2.18	12.65	2.17	12.61	0.00	NM	8.61	107.57	18.92	107.57	8.64	1.00	3.60	32.61
NTRS	Northern Trust Corporation	MW	7.44	7.03	1.19	14.71	1.19	14.77	0.03	308.55	18.20	265.80	18.52	283.81	18.09	3.20	1.84	33.51
NPB	Northpointe Bancshares, Inc.	MW	7.98	7.96	1.32	14.49	1.33	14.56	0.79	17.67	8.64	117.09	8.98	117.38	8.59	0.10	0.52	4.50
NRIM	Northrim BanCorp, Inc.	WE	10.01	8.56	2.00	20.80	1.70	17.71	0.45	174.56	9.62	183.76	18.39	218.33	11.30	0.64	2.31	22.20
NWBI	Northwest Bancshares, Inc.	MW	11.26	8.66	0.84	7.39	1.08	9.54	0.54	164.99	16.30	116.47	13.12	155.92	12.79	0.80	5.28	86.02
NWFL	Norwood Financial Corp.	MA	9.73	8.49	1.03	10.49	1.22	12.48	0.38	236.75	11.82	123.31	12.00	143.35	10.08	1.28	3.98	46.69
OVLY	Oak Valley Bancorp	WE	10.25	10.11	1.21	12.21	1.21	12.13	0.23	282.25	11.72	137.72	14.12	139.97	11.79	0.75	2.22	23.44
OCFC	OceanFirst Financial Corp.	MA	11.47	8.15	0.50	4.19	0.63	5.31	0.31	248.60	16.69	67.39	7.73	98.36	13.10	0.80	4.10	68.38
OFG	OFG Bancorp	MA	11.35	10.66	1.75	15.58	1.78	15.85	1.01	176.75	10.14	151.70	17.21	162.79	9.97	1.40	2.85	26.86
OVBC	Ohio Valley Banc Corp.	MW	10.21	9.82	0.99	9.40	1.18	11.20	1.11	69.25	13.24	119.45	12.20	124.79	11.11	1.00	2.30	28.66
ONB	Old National Bancorp	MW	11.66	8.02	1.08	9.32	1.34	11.58	0.71	112.19	13.35	121.03	13.75	185.96	10.69	0.58	2.24	29.38
OSBC	Old Second Bancorp, Inc.	MW	13.04	11.07	1.30	10.28	1.52	12.09	0.94	115.15	13.88	134.88	17.59	162.47	11.87	0.28	1.20	16.07
OPBK	OP Bancorp	WE	8.62	NA	1.05	12.36	1.05	12.35	0.68	155.25	8.24	95.94	8.27	NA	8.25	0.56	3.74	27.47
OPHC	OptimumBank Holdings, Inc.	SE	10.00	10.00	1.62	14.89	1.62	14.89	0.10	843.06	7.89	79.45	5.77	79.45	7.89	NA	NA	NM
OBT	Orange County Bancorp, Inc.	MA	10.78	10.59	1.68	16.93	1.53	15.45	0.96	106.76	10.82	169.08	18.23	172.52	11.90	0.72	1.96	19.71
OBK	Origin Bancorp, Inc.	SW	12.37	10.97	0.82	6.54	0.95	7.58	0.87	113.46	19.83	125.33	15.50	143.63	17.09	1.00	1.96	27.13
ORRF	Orrstown Financial Services, Inc.	MA	10.82	9.10	1.55	14.94	1.66	16.04	0.56	158.08	9.34	132.75	14.36	160.89	8.70	1.20	2.94	26.09
PRK	Park National Corporation	MW	13.11	11.03	1.70	12.98	1.87	14.30	0.81	134.81	16.77	194.82	25.51	237.00	15.31	4.40	2.40	51.24
PKBK	Parke Bancorp, Inc.	MA	15.16	15.16	1.93	13.10	1.93	13.10	0.55	371.26	9.47	116.04	17.58	116.04	9.47	0.80	2.41	21.14
PBHC	Pathfinder Bancorp, Inc.	MA	8.69	8.03	-0.17	-1.98	0.00	0.00	2.69	75.91	NM	80.39	6.99	87.67	153.20	0.40	2.52	NM
CASH	Pathward Financial, Inc.	MW	11.96	7.97	2.51	23.05	2.54	22.87	NA	107.47	10.34	218.07	26.10	342.12	10.21	0.20	0.23	2.38
PNBK	Patriot National Bancorp, Inc.	NE	7.67	7.61	-1.14	-14.28	-1.13	-14.09	1.94	34.01	NM	124.28	9.53	125.22	NM	0.00	0.00	NM
PCB	PCB Bancorp	WE	11.68	11.66	1.22	10.52	1.22	10.55	0.27	365.92	10.21	123.25	12.14	123.55	10.18	0.88	3.10	30.22
PGC	Peapack-Gladstone Financial Corporation	MA	9.08	8.55	0.60	6.85	0.59	6.82	0.77	112.99	19.08	125.24	10.93	134.24	19.15	0.20	0.42	6.05
PEBO	Peoples Bancorp Inc.	MW	12.60	8.92	1.17	9.43	1.27	10.23	0.38	213.52	12.31	113.48	14.30	167.19	11.35	1.68	4.37	52.88
PEBK	Peoples Bancorp of North Carolina, Inc.	SE	9.12	9.12	1.16	13.52	1.05	12.24	0.28	215.81	11.87	148.84	13.57	148.84	13.11	0.84	1.95	27.27
PFIS	Peoples Financial Services Corp.	MA	9.69	7.96	1.15	11.53	1.28	12.79	0.26	346.12	11.35	126.43	12.25	156.93	10.23	2.50	3.77	42.48
PNFP	Pinnacle Financial Partners, Inc.	SE	11.89	8.48	0.91	7.47	1.27	10.48	0.40	205.23	13.99	110.34	12.49	164.88	11.22	2.00	1.98	20.53
PLBC	Plumas Bancorp	WE	12.06	10.65	1.54	13.56	1.69	14.88	0.65	136.84	12.38	153.58	18.53	176.71	11.29	1.32	2.26	26.69
PDLB	Ponce Financial Group, Inc.	MA	16.70	16.70	0.99	5.89	0.96	5.70	0.72	111.04	15.34	147.78	15.68	147.78	15.87	NA	NA	NM
BPOP	Popular, Inc.	MA	8.29	7.32	1.19	12.46	1.15	12.09	0.66	179.81	12.13	168.79	13.95	193.20	12.51	3.00	1.83	22.16
PFBC	Preferred Bank	WE	10.06	10.06	1.82	17.41	1.82	17.40	2.25	44.39	9.90	163.38	16.44	163.45	9.91	3.20	3.01	29.36
FRST	Primis Financial Corp.	SE	10.04	8.02	1.18	11.64	0.33	3.28	1.92	56.82	8.71	94.93	9.53	121.52	30.72	0.40	2.44	21.28
BPRN	Princeton Bancorp, Inc.	MA	12.14	11.47	0.86	7.29	0.89	7.60	0.73	121.57	13.27	94.27	11.44	100.50	12.72	1.40	3.69	47.20
PB	Prosperity Bancshares, Inc.	SW	18.82	10.77	1.35	6.81	1.46	7.37	0.27	368.48	13.23	89.72	16.88	172.28	12.25	2.40	3.29	43.12
PROV	Provident Financial Holdings, Inc.	WE	10.40	10.40	0.50	4.71	0.52	4.90	0.08	606.75	18.70	85.93	8.93	85.93	17.96	0.56	3.26	60.87
PFS	Provident Financial Services, Inc.	MA	11.36	8.56	1.24	11.04	1.36	12.04	0.58	123.84	10.06	107.60	12.22	147.37	9.22	0.96	4.06	40.85
QCRH	QCR Holdings, Inc.	MW	11.68	10.31	1.43	12.34	1.47	12.68	0.44	206.88	12.20	143.07	16.70	164.49	11.87	0.40	0.41	4.01
RBB	RBB Bancorp	WE	12.66	11.09	0.99	7.89	0.91	7.23	1.16	97.98	11.62	88.16	11.16	102.42	12.64	0.64	2.33	27.12
RRBI	Red River Bancshares, Inc.	SW	11.16	11.11	1.36	12.62	1.36	12.54	0.13	596.36	13.66	160.82	17.94	161.48	13.75	1.00	1.10	11.98
RF	Regions Financial Corporation	SE	11.72	8.38	1.40	11.82	1.42	12.00	0.44	220.35	12.58	147.94	16.17	223.11	12.42	1.06	3.51	44.17
RNST	Renasant Corporation	SE	14.27	9.08	0.86	5.97	1.11	7.68	0.78	149.79	17.65	102.18	14.58	170.17	13.80	0.96	2.26	38.17
RBCA.A	Republic Bancorp, Inc.	MW	15.63	15.14	1.79	11.59	1.75	11.36	0.45	288.95	13.96	156.51	24.46	162.52	14.24	1.98	2.19	29.20
RMBI	Richmond Mutual Bancorporation, Inc.	MW	9.54	9.54	0.82	8.93	0.88	9.63	1.05	105.37	12.70	115.08	10.98	115.08	11.78	0.60	3.78	48.00
RVSB	Riverview Bancorp, Inc.	WE	9.95	8.25	-0.29	-2.65	0.31	2.87	0.53	196.39	NM	76.68	7.63	94.25	23.89	0.08	1.47	NM
STBA	S&T Bancorp, Inc.	MA	14.39	11.03	1.39	9.32	1.39	9.35	0.50	186.73	13.75	124.39	17.90	168.65	13.71	1.48	3.02	40.06
SBFG	SB Financial Group, Inc.	MW	8.95	7.28	1.05	11.71	1.06	11.83	0.30	432.17	9.91	110.55	9.90	138.43	9.82	0.64	2.53	24.31
SBCF	Seacoast Banking Corporation of Florida	SE	14.48	9.36	0.78	5.40	1.25	8.96	0.47	185.47	21.88	119.50	15.61	212.95	13.72	0.76	2.29	49.34
SFBS	ServisFirst Bancshares, Inc.	SE	10.53	10.46	1.67	16.63	1.73	17.18	0.99	98.47	16.01	248.01	26.10	249.79	15.47	1.52	1.75	27.21
SHBI	Shore Bancshares, Inc.	MA	9.71	8.37	1.03	10.86	1.13	11.87	1.10	90.03	12.21	127.37	12.37	150.03	11.17	0.56	2.44	26.60
BSRR	Sierra Bancorp	WE	9.69	9.02	1.24	12.73	1.24	12.69	0.28	204.13	11.88	146.73	14.21	158.67	11.92	1.04	2.55	29.74
SFNC	Simmons First National Corporation	SE	13.92	8.74	-1.44	-10.48	1.12	8.15	0.62	162.79	NM	95.57	13.31	161.40	11.28	0.86	3.80	NM
SMBK	SmartFinancial, Inc.	SE	9.52	8.04	0.94	9.85	0.98	10.31	0.25	358.57	15.04	142.74	13.58	171.73	14.37	0.36	0.77	10.58
SFBC	Sound Financial Bancorp, Inc.	WE	9.93	9.87	0.71	7.00	0.71	7.00	0.67	117.02	14.71	100.27	9.96	100.98	14.71	0.84	1.95	27.30
SPFI	South Plains Financial, Inc.	SW	10.87	10.48	1.37	12.78	1.40	13.11	0.10	NM	12.07	139.44	15.15	145.29	11.77	0.68	1.58	18.49
SFST	Southern First Bancshares, Inc.	SE	8.29	8.29	0.81	9.77	0.82	9.88	0.26	378.22	14.34	132.82	11.01	132.82	14.18	NA	NA	NM
SMBC	Southern Missouri Bancorp, Inc.	MW	11.15	9.95	1.33	12.12	1.40	12.72	0.62	185.62	12.72	146.37	16.33	166.24	12.12	1.00	1.31	16.69
SBSI	Southside Bancshares, Inc.	SW	9.71	7.59	0.85	8.52	1.16	11.74	0.11	480.83	14.91	122.47	11.89	160.36	10.86	1.44	4.09	61.02
SSB	SouthState Bank Corporation	SE	13.28	8.64	1.42	10.50	1.58	11.72	0.47	199.85	10.78	108.34	14.39	175.59	9.65	2.40	2.40	25.89
SRBK	SR Bancorp, Inc.	MA	16.13	14.19	0.42	2.38	0.40	2.28	0.00	NM	33.36	86.98	14.03	101.13	34.37	0.24	1.22	35.59
STT	State Street Corporation	NE	7.07	4.89	0.88	11.12	1.04	13.12	0.06	77.78	17.20	194.21	12.09	309.19	14.39	3.36	1.98	34.08
SYBT	Stock Yards Bancorp, Inc.	MW	11.65	9.69	1.55	13.86	1.58	14.10	0.11	889.78	15.73	204.64	23.84	251.48	15.47	1.28	1.67	26.34
SSBI	Summit State Bank	WE	10.31	10.07	0.59	5.94	0.59	5.95	3.41	49.14	15.24	89.44	9.22	91.84	15.21	0.00	0.00	NM
TCBI	Texas Capital Bancshares, Inc.	SW	10.77	10.77	1.12	9.84	1.14	9.98	0.50	163.10	13.88	136.39	13.59	136.46	13.67	0.80	0.77	2.69
TCBS	Texas Community Bancshares, Inc.	SW	12.60	12.60	0.70	6.27	0.69	6.24	2.60	176.35	16.15	93.64	11.80	93.64	16.22	0.24	1.36	21.10
TBBK	The Bancorp, Inc.	MA	7.04	7.03	2.56	29.90	2.54	29.71	1.35	86.57	12.19	376.21	26.49	376.62	12.27	NA	NA	NM
BNY	The Bank of New York Mellon Corporation	MA	8.06	4.74	1.34	13.51	1.35	13.73	0.01	359.09	17.92	251.59	17.86	498.55	17.81	2.12	1.47	26.27
FNLC	The First Bancorp, Inc.	NE	8.96	8.08	1.14	13.17	1.14	13.18	0.51	155.73	10.75	136.85	12.26	153.30	10.74	1.52	4.37	45.99
PNC	The PNC Financial Services Group, Inc.	MA	10.56	8.41	1.26	12.28	1.26	12.26	0.40	207.89	14.31	171.41	16.58	227.16	14.31	6.80	2.76	39.51
TCBX	Third Coast Bancshares, Inc.	SW	9.88	9.12	1.30	12.93	1.37	13.69	0.57	176.08	10.39	114.50	10.27	126.39	9.79	NA	NA	NM
TSBK	Timberland Bancorp, Inc.	WE	13.25	12.59	1.55	11.81	1.51	11.53	0.47	198.28	11.46	129.49	17.15	137.25	11.74	1.16	2.59	28.64
TMP	Tompkins Financial Corporation	MA	NA	NA	1.94	20.27	0.94	9.84	NA	NA	8.41	143.69	NA	155.65	17.33	2.68	2.84	23.22
TOWN	TowneBank	SE	12.96	9.28	0.86	6.90	1.26	10.20	0.23	608.43	17.42	115.76	14.98	168.64	11.85	1.12	3.09	86.06
TCBK	TriCo Bancshares	WE	13.31	10.53	1.30	9.82	1.32	9.90	0.75	189.04	13.63	129.78	17.27	169.21	13.52	1.44	2.67	36.46
TFIN	Triumph Financial, Inc.	SW	13.83	8.49	0.49	3.40	0.52	3.58	1.51	37.60	64.13	200.58	26.59	359.70	60.07	NA	NA	NM
TFC	Truist Financial Corporation	SE	11.70	8.65	1.02	8.52	1.10	9.19	0.32	298.28	12.36	104.67	11.41	151.46	11.42	2.08	4.18	51.61
TRST	TrustCo Bank Corp NY	MA	10.31	10.30	0.99	9.17	0.99	9.17	0.35	246.89	16.10	143.28	14.77	143.40	16.10	1.52	2.77	44.57
TRMK	Trustmark Corporation	SE	11.21	9.62	1.21	10.79	1.22	10.80	0.55	165.87	12.17	126.80	14.22	150.45	12.16	1.00	2.17	25.93
USB	U.S. Bancorp	MW	9.45	7.57	1.15	12.24	1.21	13.02	0.22	513.84	12.66	159.21	13.54	210.03	11.96	2.08	3.44	43.61
UMBF	UMB Financial Corporation	MW	10.77	7.85	1.28	11.83	1.46	13.51	0.21	281.57	12.67	143.99	14.99	207.31	11.06	1.72	1.20	15.00
UNB	Union Bankshares, Inc.	NE	4.96	4.83	0.73	15.25	0.71	14.82	0.82	60.52	9.67	138.94	6.89	142.88	9.94	1.44	5.94	57.37
UBCP	United Bancorp, Inc.	MW	7.86	7.79	0.91	12.02	0.86	11.28	1.05	65.60	11.76	140.59	11.05	142.03	12.58	0.78	4.91	69.63
UBSI	United Bankshares, Inc.	SE	16.28	10.86	1.52	9.25	1.51	9.20	0.30	328.62	12.84	115.60	18.82	184.49	12.91	1.52	3.32	42.30
UCB	United Community Banks, Inc.	SE	12.97	9.87	1.21	9.42	1.27	9.87	0.33	228.43	12.90	114.91	14.90	156.42	12.31	1.00	2.85	36.76
UNTY	Unity Bancorp, Inc.	MA	11.83	11.77	2.21	18.19	2.03	16.70	1.04	110.68	9.88	164.57	19.47	165.52	10.76	0.64	1.09	10.44
UVSP	Univest Financial Corporation	MA	11.69	9.72	1.16	10.27	1.15	10.22	0.46	668.97	13.14	128.45	15.02	157.88	13.20	0.92	2.10	26.73
USCB	USCB Financial Holdings, Inc.	SE	7.84	7.84	1.00	12.51	1.22	15.28	0.13	717.09	14.31	167.33	13.13	167.33	11.72	0.50	2.44	31.47
VLY	Valley National Bancorp	MA	12.14	9.41	1.04	8.54	1.04	8.59	0.68	135.10	13.20	108.65	12.67	146.85	13.12	0.44	3.00	39.64
VABK	Virginia National Bankshares Corporation	SE	11.32	10.76	1.23	11.26	1.28	11.73	0.13	371.73	12.03	129.04	14.60	136.51	11.55	1.44	3.24	39.02
WAFD	WaFd, Inc.	WE	10.81	9.35	0.94	8.33	0.96	8.55	0.48	163.05	12.54	105.69	10.39	126.75	12.19	1.08	2.81	35.29
WASH	Washington Trust Bancorp, Inc.	NE	8.47	7.49	0.79	9.81	0.80	9.92	0.63	101.70	13.36	127.04	10.75	145.10	13.22	2.24	6.14	82.05
WSBF	Waterstone Financial, Inc.	MW	15.47	15.44	1.32	8.45	1.32	8.45	0.35	236.62	12.49	108.03	16.71	108.24	12.49	0.68	3.28	38.55
WFC	Wells Fargo & Company	WE	8.17	7.06	1.07	11.90	1.02	11.49	0.40	163.70	12.75	155.31	11.57	185.37	13.37	1.80	2.18	27.78
WSBC	WesBanco, Inc.	SE	14.81	9.14	1.17	8.07	1.42	9.82	0.53	144.84	12.59	97.55	13.77	176.14	10.21	1.52	3.89	48.71
WTBA	West Bancorporation, Inc.	MW	6.75	6.75	0.87	14.03	0.95	15.28	0.00	NM	12.88	166.86	11.26	166.86	11.84	1.00	3.77	48.54
WABC	Westamerica Bancorporation	WE	15.05	13.25	1.86	11.00	1.87	11.02	0.02	957.17	13.07	157.07	23.64	182.18	13.04	1.92	3.27	41.43
WAL	Western Alliance Bancorporation	WE	8.00	7.39	1.07	12.68	0.93	11.52	0.62	93.72	9.57	122.67	9.14	134.54	11.02	1.68	2.04	19.09
WNEB	Western New England Bancorp, Inc.	NE	8.97	8.53	0.65	7.29	0.64	7.17	0.17	436.89	16.07	116.67	10.47	123.36	16.32	0.28	1.96	31.46
WTFC	Wintrust Financial Corporation	MW	10.23	9.10	1.26	12.16	1.28	12.36	0.26	234.04	13.47	155.88	15.11	178.78	13.23	2.20	1.37	17.60
WSFS	WSFS Financial Corporation	MA	12.28	8.29	1.44	11.40	1.53	12.02	0.40	239.66	13.65	146.87	18.09	227.00	12.90	0.80	1.04	12.63
ZION	Zions Bancorporation, National Association	SW	8.29	7.15	1.07	14.05	1.02	13.37	0.33	239.07	10.76	140.75	11.58	165.71	11.32	1.80	2.60	27.99

Exhibit 1B

Weekly Bank and Thrift Market Line - Part Two

Prices As of June 30, 2026

			Key Financial Ratios						Asset Quality Ratios		Pricing Ratios					Dividend Data (6)
			Equity/ Assets(1)	Tang Equity/ Assets(1)	Reported Earnings		Core Earnings		NPAs/ Assets	Rsvs/ NPLs	Price/ Earnings	Price/ Book	Price/ Assets	Price/ Tang Book	Price/ Core Earnings	Div/ Share	Dividend Yield	Payout Ratio (7)
					ROA(5)	ROE(5)	ROA(5)	ROE(5)
			(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(x)	(%)	(%)	(%)	(x)	($)	(%)	(%)
Companies
MHCs
BSBK	Bogota Financial Corp.	MA	16.19	16.18	0.23	1.48	0.23	1.50	1.52	19.32	53.12	82.07	13.29	82.13	52.33	NA	NA	NM
CLBK	Columbia Financial, Inc.	MA	10.66	NA	0.51	4.92	0.55	5.26	0.43	166.19	38.58	188.28	20.07	211.80	36.09	NA	NA	NM
GCBC	Greene County Bancorp, Inc.	MA	8.41	8.41	1.29	15.72	NA	NA	0.10	708.69	14.67	213.73	17.98	213.73	NA	0.40	1.19	17.47
KFFB	Kentucky First Federal Bancorp	MW	13.26	13.26	0.38	2.88	0.38	2.88	0.62	95.73	29.88	82.73	10.97	82.73	29.88	0.00	0.00	NM
PBFS	Pioneer Bancorp, Inc.	MA	14.79	14.32	0.93	6.23	1.00	6.68	0.40	292.04	21.07	130.27	19.27	135.29	19.68	NA	NA	NM
RBKB	Rhinebeck Bancorp, Inc.	MA	10.79	10.63	0.77	7.51	0.78	7.53	0.27	227.65	19.02	139.25	15.03	141.63	18.95	NA	NA	NM
TFSL	TFS Financial Corporation	MW	11.00	10.95	0.54	4.84	0.54	4.84	0.22	201.77	53.70	258.52	28.43	259.84	53.70	1.13	6.38	342.42
WSBK	Winchester Bancorp, Inc.	NE	11.27	11.27	0.23	2.07	0.42	3.78	NA	272.17	28.57	102.52	11.55	102.52	41.87	NA	NA	NM
Under Acquisition
AFBI	Affinity Bancshares, Inc.	SE	14.00	12.30	0.95	6.98	0.99	7.26	NA	251.88	16.50	106.40	14.90	123.51	15.85	NA	NA	NM
FBIZ	First Business Financial Services, Inc.	MW	8.80	8.56	1.25	14.31	1.25	14.25	0.94	90.44	10.41	143.19	12.23	147.74	10.45	1.36	2.15	20.76
FSEA	First Seacoast Bancorp, Inc.	NE	10.63	10.61	-0.13	-1.20	-0.12	-1.16	0.07	831.80	NM	126.41	13.44	126.76	NM	NA	NA	NM
FSUN	FirstSun Capital Bancorp	SW	13.72	12.73	1.14	8.49	NA	NA	0.82	139.75	11.44	92.16	12.65	100.54	NA	NA	NA	NM
NFBK	Northfield Bancorp, Inc.	MA	12.11	12.11	0.08	0.67	0.68	5.43	0.37	176.68	122.75	88.55	10.73	88.55	15.17	0.52	3.53	433.33
NSTS	NSTS Bancorp, Inc.	MW	29.59	29.59	-0.04	-0.12	-0.04	-0.12	0.10	386.93	NM	90.53	26.78	90.53	NM	NA	NA	NM
STEL	Stellar Bancorp, Inc.	SW	15.32	10.69	0.98	6.41	1.16	7.60	0.53	176.73	19.18	120.03	18.38	181.28	16.18	0.60	1.53	28.78
WBS	Webster Financial Corporation	NE	11.19	7.74	1.24	10.79	1.28	11.18	0.61	140.36	12.51	133.31	14.52	203.29	12.06	1.60	2.09	26.19

(1)	Average of High/Low or Bid/Ask price per share.
(2)	Or since offering price if converted of first listed in the past 52 weeks. Percent change figures are actual year-to-date and are not annualized.
(3)	EPS (earnings per share) is based on actual trailing 12 month data and is not shown on a pro forma basis.
(4)	Exludes intangibles (such as goodwill, value of core deposits, etc.).
(5)	ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing 12 month common earnings and average common equity and total assets balances.
(6)	Annualized based on last regular quarterly cash dividend announcement.
(7)	Indicated dividend as a percent of trailing 12 month earnings.
(8)	Excluded from averages due to actual or rumored acquisition activities or unusual operating characteristics.
(9)	For MHC institutions, market value reflects share price multiplied by public (non-MHC) shares.

Source: S&P Global Market Intelligence and RP® Financial, LC. calculations. The information provided in this table has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 2026 by RP® Financial, LC.

EXHIBIT 2

Pro Forma Analysis Sheet

EXHIBIT 2

PRO FORMA ANALYSIS SHEET

Columbia Financial, Inc.

Prices as of June 30, 2026

			Subject at Midpoint	Peer Group		New Jersey		All Public
Valuation Midpoint Pricing Multiples		Symbol		Mean	Median	Mean	Median	Mean	Median
Price-earnings multiple	=	P/E	25.84x	14.07x	13.70x	15.11x	13.23x	13.90x	12.88x
Price-core earnings multiple	=	P/CE	19.85x	13.98x	13.45x	14.39x	12.91x	13.06x	12.27x
Price-book ratio	=	P/B	86.66%	123.94%	126.85%	101.56%	98.88%	132.71%	124.60%
Price-tangible book ratio	=	P/TB	92.34%	156.16%	151.51%	116.48%	111.51%	159.48%	154.25%
Price-assets ratio	=	P/A	15.05%	13.86%	13.62%	11.81%	11.44%	14.72%	13.84%

Valuation Parameters

Pre-Conversion Earnings (Y) (1)(2)	$70,849,000	(12 Mths 3/26)	ESOP Stock (% of Offering + Merger Shares Applied to Offering) (E)	3.00%
Pre-Conversion Core Earnings (YC) (1)	$102,489,000	(12 Mths 3/26)	Cost of ESOP Borrowings (S)	0.00%
Pre-Conversion Book Value (B) (1)	$1,581,313,000		ESOP Amortization (T)	25.00	Years
Pre-Conv. Tang. Book Value (B) (1)	$1,387,727,000		Stock Program (% of Offering + Merger Shares Applied to Offering (M)	2.45%
Pre-Conversion Assets (A) (1)	$16,453,984,000		Stock Programs Vesting (N)	7.00	Years
Reinvestment Rate (R)	3.92%		Fixed Expenses	$9,000,000
Tax rate (TAX)	27.00%		Variable Expenses (Blended Commission %)	1.67%
After Tax Reinvest. Rate (R)	2.86%		Percentage Sold (PCT)	73.1036%
Est. Conversion Expenses (X) (2)	2.31%		MHC Assets	$0
Insider Purchases	$2,500,000		Options as (% of Offering + Merger Shares Applied to Offering) (O1)	6.20%
Price/Share	$10.00		Estimated Option Value (O2)	32.20%
Foundation Cash Contribution (FC)	$—		Option Vesting Period (O3)	7.00	Years
Foundation Stock Contribution (FS)	$—		% of Options taxable (O4)	25.00%
Foundation Tax Benefit (FT)	$—

Calculation of Pro Forma Value After Conversion

1. V=	P/E * (Y—FC * R)	V=	$2,709,270,170

	1—P/E * PCT * ((1-X-E-M-FS)*R—(1-TAX)*(E/T)—(1-TAX)*(M/N)-(1-TAX*O4)*(O1*O2/O3)))
2. V=	P/Core E * (YC)	V=	$2,709,270,170

	1—P/Core E * PCT * ((1-X-E-M-FS)*R—(1-TAX)*(E/T)—(1-TAX)*(M/N)-(1-TAX*O4)*(O1*O2/O3)))
3. V=	P/B * (B-FC+FT)	V=	$2,709,270,170

	1—P/B * PCT * (1-X-E-M)
4. V=	P/TB * (B-FC+FT)	V=	$2,709,270,170

	1—P/TB * PCT * (1-X-E-M)
5. V=	P/A * (A-FC+FT)	V=	$2,709,270,170

	1—P/A * PCT * (1-X-E-M)

Shares

Conclusion	2nd Step Offering Shares	2nd Step Exchange Shares	Full Conversion Shares	Merger Shares Issued To Target	Merger Shares Applied to Offering	Total Market Capitalization Shares	Exchange Ratio	Merger Shares Pct. Of Total
Maximum	192,625,000	70,870,908	263,495,908	42,973,477	0	306,469,385	2.5340	14.02%
Midpoint	167,500,000	61,626,877	229,126,877	41,800,140	0	270,927,017	2.2035	15.43%
Minimum	142,375,000	52,382,845	194,757,845	41,800,140	0	236,557,985	1.8729	17.67%
Adusted Minimum(4)	100,574,860	52,382,845	194,757,845	0	41,800,140	194,757,845	1.8729	21.46%

Market Value

Conclusion	2nd Step Offering Value	2nd Step Exchange Shares Value	Full Conversion Value	Merger Shares Value	Merger Shares Applied to Offering	Total Market Capitalization Value
Maximum	$1,926,250,000	$708,709,080	$2,634,959,080	$429,734,770	0	$3,064,693,850
Midpoint	$1,675,000,000	$616,268,770	$2,291,268,770	$418,001,400	0	$2,709,270,170
Minimum	$1,423,750,000	$523,828,450	$1,947,578,450	$418,001,400	0	$2,365,579,850
Adjusted Minimum(4)	$1,005,748,600	$523,828,450	$1,947,578,450	$0	418,001,400	$1,947,578,450

(1)	Historical Columbia Financial and Northfield Bancorp combined, including merger adjustments and $5.651 million after-tax impact of funding the merger.
(2)	Estimated offering expenses at midpoint of the offering.
(4)

If Columbia Financial does not receive orders for 142,375,000 shares ini the subscription and community offerings, up to 41,800,140 of the unsubscribed shares may be applied to the acquisition of Northfied Bancorp. At the adusted minimum, it is assumed that 41,800,140 of the unsubscribed sharese are applied to the merger of Northfield Bancorp and 100,574,860 shares are sold for cash.

EXHIBIT 3

Pro Forma Effect of Conversion Proceeds

Exhibit 3
PRO FORMA EFFECT OF CONVERSION PROCEEDS
Columbia Financial, Inc.
At the Minimum of the Range
1.Fully Converted Value and Exchange Ratio
Fully Converted Value				$2,365,579,850
Exchange Ratio				1.87295
2nd Step Offering Proceeds				$1,423,750,000
Less: Estimated Offering Expenses				36,311,000

2nd Step Net Conversion Proceeds				$1,387,439,000

2. Estimated Additional Income from Conversion Proceeds
Net Conversion Proceeds				$1,387,439,000
Less: Cash Contribution to Foundation				0
Less: ESOP Stock Purchases (1)				(42,712,500)
Less: RRP Stock Purchases (2)				(34,881,875)

Net Cash Proceeds				$1,309,844,625
Estimated after-tax net incremental rate of return				2.86%

Earnings Increase				$37,482,514
Less: Consolidated interest cost of ESOP borrowings				0
Less: Amortization of ESOP borrowings(3)				(1,247,205)
Less: RRP Vesting (3)				(3,637,681)
Less: Option Plan Vesting (4)				(3,786,449)

Net Earnings Increase				$28,811,179

3. Pro Forma Earnings		Before Conversion(5)	Net Earnings Increase	After Conversion
12 Months ended March 31, 2026 (reported)		$70,849,000	$28,811,179	$99,660,179
12 Months ended March 31, 2026 (core)		$102,489,000	$28,811,179	$131,300,179

4. Pro Forma Net Worth	Before Conversion(5)	Net Cash Proceeds	Tax Benefit and Other	After Conversion
March 31, 2026	$1,581,313,000	$1,309,844,625	$0	$2,891,157,625
March 31, 2026 (Tangible)	$1,387,727,000	$1,309,844,625	$0	$2,697,571,625

5. Pro Forma Assets	Before Conversion(5)	Net Cash Proceeds	Tax Benefit and Other	After Conversion
March 31, 2026	$16,453,984,000	$1,309,844,625	$0	$17,763,828,625

(1)	Includes ESOP purchases of 4.0% of the second step offering.
(2)	Includes RRP purchases of 2.5% of the second step offering.
(3)	ESOP amortized over 25 years, RRP amortized over 7 years, tax effected at: 27.00%
(4)	Option valuation based on Black-Scholes model, 7 year vesting, and assuming 25% of the options are taxable.
(5)	Adjusted to reflect consolidation and reinvestment of net MHC assets.

Exhibit 3
PRO FORMA EFFECT OF CONVERSION PROCEEDS
Columbia Financial, Inc.
At the Midpoint of the Range
1. Fully Converted Value and Exchange Ratio
Fully Converted Value				$2,709,270,170
Exchange Ratio				2.20347
2nd Step Offering Proceeds				$1,675,000,000
Less: Estimated Offering Expenses				38,622,500

2nd Step Net Conversion Proceeds				$1,636,377,500

2. Estimated Additional Income from Conversion Proceeds
Net Conversion Proceeds				$1,636,377,500
Less: Cash Contribution to Foundation				0
Less: ESOP Stock Purchases (1)				(50,250,000)
Less: RRP Stock Purchases (2)				(41,037,500)

Net Cash Proceeds				$1,545,090,000
Estimated after-tax net incremental rate of return				2.86%

Earnings Increase				$44,214,295
Less: Consolidated interest cost of ESOP borrowings				0
Less: Amortization of ESOP borrowings(3)				(1,467,300)
Less: RRP Vesting (3)				(4,279,625)
Less: Option Plan Vesting (4)				(4,454,646)

Net Earnings Increase				$34,012,725

3. Pro Forma Earnings		Before Conversion(5)	Net Earnings Increase	After Conversion
12 Months ended March 31, 2026 (reported)		$70,849,000	$34,012,725	$104,861,725
12 Months ended March 31, 2026 (core)		$102,489,000	$34,012,725	$136,501,725

4. Pro Forma Net Worth	Before Conversion (5)	Net Cash Proceeds	Tax Benefit of Foundation	After Conversion
March 31, 2026	$1,581,313,000	$1,545,090,000	$0	$3,126,403,000
March 31, 2026 (Tangible)	$1,387,727,000	$1,545,090,000	$0	$2,932,817,000

5. Pro Forma Assets	Before Conversion (5)	Net Cash Proceeds	Tax Benefit of Foundation	After Conversion
March 31, 2026	$16,453,984,000	$1,545,090,000	$0	$17,999,074,000

(1)	Includes ESOP purchases of 4.0% of the second step offering.
(2)	Includes RRP purchases of 2.5% of the second step offering.
(3)	ESOP amortized over 25 years, RRP amortized over 7 years, tax effected at: 27.00%
(4)	Option valuation based on Black-Scholes model, 7 year vesting, and assuming 25% of the options are taxable.
(5)	Adjusted to reflect consolidation and reinvestment of net MHC assets.

Exhibit 3
PRO FORMA EFFECT OF CONVERSION PROCEEDS
Columbia Financial, Inc.
At the Maximum of the Range
1. Fully Converted Value and Exchange Ratio
Fully Converted Value				$3,064,693,850
Exchange Ratio				2.53399
2nd Step Offering Proceeds				$1,926,250,000
Less: Estimated Offering Expenses				43,069,625

2nd Step Net Conversion Proceeds				$1,883,180,375

2. Estimated Additional Income from Conversion Proceeds
Net Conversion Proceeds				$1,883,180,375
Less: Cash Contribution to Foundation				0
Less: ESOP Stock Purchases (1)				(57,787,500)
Less: RRP Stock Purchases (2)				(47,193,125)

Net Cash Proceeds				$1,778,199,750
Estimated after-tax net incremental rate of return				2.86%

Earnings Increase				$50,884,964
Less: Consolidated interest cost of ESOP borrowings				0
Less: Amortization of ESOP borrowings(3)				(1,687,395)
Less: RRP Vesting (3)				(4,921,569)
Less: Option Plan Vesting (4)				(5,122,843)

Net Earnings Increase				$39,153,158

3. Pro Forma Earnings		Before Conversion(5)	Net Earnings Increase	After Conversion
12 Months ended March 31, 2026 (reported)		$70,712,000	$39,153,158	$109,865,158
12 Months ended March 31, 2026 (core)		$102,352,000	$39,153,158	$141,505,158

4. Pro Forma Net Worth	Before Conversion (5)	Net Cash Proceeds	Tax Benefit of Foundation	After Conversion
March 31, 2026	$1,576,430,000	$1,778,199,750	$0	$3,354,629,750
March 31, 2026 (Tangible)	$1,382,844,000	$1,778,199,750	$0	$3,161,043,750

5. Pro Forma Assets	Before Conversion (5)	Net Cash Proceeds	Tax Benefit of Foundation	After Conversion
March 31, 2026	$16,462,630,000	$1,778,199,750	$0	$18,240,829,750

(1)	Includes ESOP purchases of 4.0% of the second step offering.
(2)	Includes RRP purchases of 2.5% of the second step offering.
(3)	ESOP amortized over 25 years, RRP amortized over 7 years, tax effected at: 27.00%
(4)	Option valuation based on Black-Scholes model, 7 year vesting, and assuming 25% of the options are taxable.
(5)	Adjusted to reflect consolidation and reinvestment of net MHC assets.

Exhibit 3
PRO FORMA EFFECT OF CONVERSION PROCEEDS
Columbia Financial, Inc.
At the Adjusted Minimum of the Range
1. Fully Converted Value and Exchange Ratio
Fully Converted Value				$1,947,578,450
Exchange Ratio				1.87295
2nd Step Offering Proceeds				$1,005,748,600
Less: Estimated Offering Expenses				39,779,139

2nd Step Net Conversion Proceeds				$965,969,461

2. Estimated Additional Income from Conversion Proceeds
Net Conversion Proceeds				$965,969,461
Less: Cash Contribution to Foundation				0
Less: ESOP Stock Purchases (1)				(42,712,500)
Less: RRP Stock Purchases (2)				(34,881,875)

Net Cash Proceeds				$888,375,086
Estimated after-tax net incremental rate of return				2.86%

Earnings Increase				$25,421,741
Less: Consolidated interest cost of ESOP borrowings				0
Less: Amortization of ESOP borrowings(3)				(1,247,205)
Less: RRP Vesting (3)				(3,637,681)
Less: Option Plan Vesting (4)				(3,786,449)

Net Earnings Increase				$16,750,406

3. Pro Forma Earnings		Before Conversion(5)	Net Earnings Increase	After Conversion
12 Months ended March 31, 2026 (reported)		$70,849,000	$16,750,406	$87,599,406
12 Months ended March 31, 2026 (core)		$102,489,000	$16,750,406	$119,239,406

4. Pro Forma Net Worth	Before Conversion(5)	Net Cash Proceeds	Tax Benefit and Other	After Conversion
March 31, 2026	$1,581,313,000	$888,375,086	$0	$2,469,688,086
March 31, 2026 (Tangible)	$1,387,727,000	$888,375,086	$0	$2,276,102,086

5. Pro Forma Assets	Before Conversion(5)	Net Cash Proceeds	Tax Benefit and Other	After Conversion
March 31, 2026	$16,453,984,000	$888,375,086	$0	$17,342,359,086

(1)	Includes ESOP purchases of 4.0% of the second step offering.
(2)	Includes RRP purchases of 2.5% of the second step offering.
(3)	ESOP amortized over 25 years, RRP amortized over 7 years, tax effected at: 27.00%
(4)	Option valuation based on Black-Scholes model, 7 year vesting, and assuming 25% of the options are taxable.
(5)	Adjusted to reflect consolidation and reinvestment of net MHC assets.

EXHIBIT 4

Firm Qualifications Statement

FIRM QUALIFICATION STATEMENT

RP® Financial (“RP®) provides financial and management consulting, merger advisory and valuation services to the financial services industry nationwide. We offer a broad array of services, high quality and prompt service, hands-on involvement by principals and senior staff, careful structuring of strategic initiatives and sophisticated valuation and other analyses consistent with industry practices and regulatory requirements. Our staff maintains extensive background in financial and management consulting, valuation and investment banking. Our clients include commercial banks, thrifts, credit unions, mortgage companies, insurance companies and other financial services companies.

STRATEGIC PLANNING SERVICES

RP®’s strategic planning services are designed to provide effective feasible plans with quantifiable results. We analyze strategic options to enhance shareholder value, achieve regulatory approval or realize other objectives. Such services involve conducting situation analyses; establishing mission/vision statements, developing strategic goals and objectives; and identifying strategies to enhance franchise and/or market value, capital management, earnings enhancement, operational matters and organizational issues. Strategic recommendations typically focus on: capital formation and management, asset/liability targets, profitability, return on equity and stock pricing. Our proprietary financial simulation models provide the basis for evaluating the impact of various strategies and assessing their feasibility and compatibility with regulations.

MERGER ADVISORY SERVICES

RP®’s merger advisory services include targeting potential buyers and sellers, assessing acquisition merit, conducting due diligence, negotiating and structuring merger transactions, preparing merger business plans and financial simulations, rendering fairness opinions, preparing mark-to-market analyses, valuing intangible assets and supporting the implementation of post-acquisition strategies. Our merger advisory services involve transactions of financially healthy companies and failed bank deals. RP® is also expert in de novo charters and shelf charters. Through financial simulations, comprehensive data bases, valuation proficiency and regulatory familiarity, RP®’s merger advisory services center on enhancing shareholder returns.

VALUATION SERVICES

RP®’s extensive valuation practice includes bank and thrift mergers, thrift mutual-to-stock conversions, goodwill impairment, insurance company demutualizations, ESOPs, subsidiary companies, merger accounting and other purposes. We are highly experienced in performing appraisals which conform to regulatory guidelines and appraisal standards. RP® is the nation’s leading valuation firm for thrift mutual-to-stock conversions, with appraised values ranging up to $4 billion.

OTHER CONSULTING SERVICES

RP® offers other consulting services including evaluating the impact of regulatory changes (TARP, etc.), branching and diversification strategies, feasibility studies and special research. We assist banks/thrifts in preparing CRA plans and evaluating wealth management activities on a de novo or merger basis. Our other consulting services are facilitated by proprietary valuation and financial simulation models.

KEY PERSONNEL (Years of Relevant Experience & Contact Information)

Ronald S. Riggins, Managing Director (45)	(703) 647-6543	rriggins@rpfinancial.com
William E. Pommerening, Managing Director (41)	(703) 647-6546	wpommerening@rpfinancial.com
Gregory E. Dunn, Director (42)	(703) 647-6548	gdunn@rpfinancial.com
James P. Hennessey, Director (38)	(703) 647-6544	jhennessey@rpfinancial.com
James J. Oren, Director (38)	(703) 647-6549	joren@rpfinancial.com

Washington Headquarters
1311-A Dolley Madison Boulevard	Telephone: (703) 528-1700
Suite 2A	Fax No.: (703) 528-1788
McLean, VA 22101 www.rpfinancial.com	Toll-Free No.: (866) E-Mail: mail@rpfinancial.com 723-0594